                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant |X|

Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_| Preliminary Proxy Statement
|_| Confidential, for Use of the Commission only (as permitted by Rule
    14a-6(e)(2))
|X| Definitive Proxy Statement
|_| Definitive Additional Materials
|_| Soliciting Material Pursuant to Rule 14a-12

                              BIONX IMPLANTS, INC.
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

   --------------------------------------------------------------------------
   (Name of Person(s) Filing Consent Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|  No fee required.

|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

         ------------------------------
     (2) Aggregate number of securities to which transaction applies:

         ------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         ------------------------------
     (4) Proposed maximum aggregate value of transaction:

         ------------------------------
     (5) Total fee paid:

         ------------------------------

|_|  Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)   Amount Previously Paid:

           ------------------------------
     (2)   Form, Schedule or Registration Statement No.:

           ------------------------------
     (3)   Filing Party:

           ------------------------------
     (4)   Date Filed:

           ------------------------------

                              BIONX IMPLANTS, INC.

                                  June 9, 2000

Dear Stockholder:

         On behalf of the Board of Directors and management, I am pleased to invite you to the 2000 Annual Meeting of Stockholders of Bionx Implants, Inc. The meeting will be held on Wednesday, July 12, 2000 at 10:00 a.m. at our corporate headquarters, 1777 Sentry Parkway West, Blue Bell, Pennsylvania. A notice of meeting, proxy statement and proxy card are enclosed for your review.

         I urge you to read the enclosed materials carefully and to complete, sign and mail promptly the proxy card contained with this letter to assure that your vote will be counted.

         The officers, directors and staff of Bionx Implants sincerely appreciate your continuing support.

                                Very truly yours,

                               Gerard S. Carlozzi
                      President and Chief Executive Officer

                              BIONX IMPLANTS, INC.

                            Notice of Annual Meeting

         The Annual Meeting of Stockholders of Bionx Implants, Inc. (the "Company" or "Bionx") will be held at the Company's corporate headquarters, 1777 Sentry Parkway West, Blue Bell, Pennsylvania on Wednesday, July 12, 2000 at 10:00 a.m. At the meeting you will be asked to consider and act upon the following proposals:

             1. Election of two directors to serve for a term of three years. See "Proposal One -- Election of Directors of the Company" in the proxy statement.

             2. To approve an amendment to the Company's Stock Option/Stock Issuance Plan to increase the number of shares that may be issued under such Plan. See "Proposal Two -- Amendment to Increase The Authorized Shares under the Stock Option/Stock Issuance Plan" in the proxy statement.

             3. To authorize the use of payroll deductions and associated loans to enable participants in the Company's Investment Plan to purchase shares under such Plan. See "Proposal Three - Authorization to Use Payroll Deductions and Associated Loans Under the Investment Plan" in the proxy statement.

             4. To conduct other business if properly raised at the meeting or any adjournment thereof.

             Only stockholders of record at the close of business on June 5, 2000 are entitled to notice of, and to vote at, the meeting.

                       By Order of the Board of Directors


                                  Drew Karazin
                                    Secretary

Blue Bell, Pennsylvania
June 9, 2000

TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE MEETING, PLEASE COMPLETE, DATE, SIGN AND MAIL PROMPTLY THE ENCLOSED PROXY CARD IN THE RETURN ENVELOPE PROVIDED.

                              BIONX IMPLANTS, INC.
                            1777 Sentry Parkway West
                             Gwynedd Hall, Suite 400
                          Blue Bell, Pennsylvania 19422

                                 PROXY STATEMENT

         The Board of Directors of Bionx Implants, Inc. (the "Company") is soliciting proxies for use at the Annual Meeting of Stockholders to be held at the Company's corporate headquarters, 1777 Sentry Parkway West, Blue Bell, Pennsylvania on July 12, 2000 at 10:00 a.m., and for use at any adjournments thereof (the "Annual Meeting"). This Proxy Statement and the enclosed form of proxy are first being sent to stockholders on or about June 14, 2000.

         RECORD DATE AND QUORUM. Only stockholders of record at the close of business on June 5, 2000 (the "Record Date") will be entitled to vote at the Annual Meeting. On that date, there were outstanding 10,780,242 shares of the Company's common stock, par value $.0019 per share ("Common Stock"). Each share of Common Stock is entitled to one vote on each matter to be voted on at the Annual Meeting. The presence at the Annual Meeting, in person or by proxy, of holders of a majority of the issued and outstanding shares of Common Stock, as of the Record Date, will constitute a quorum.

         VOTING PROCEDURES. Directors will be elected by a plurality of the votes cast. Approval of the proposals to amend the Company's Stock Option/Stock Issuance Plan and to authorize the use of payroll deductions and associated loans to enable participants in the Investment Plan to purchase shares of stock, and approval of any other matter to be submitted to the stockholders, will require the affirmative vote of a majority of the votes cast at the Annual Meeting. Properly executed proxies will be voted as directed in the proxy; however, if no direction is given, a properly executed proxy will be voted FOR the election of the director nominees, FOR the proposed amendment to the Company's Stock Option/Stock Issuance Plan and FOR the authorization of the use of payroll deductions and associated loans to purchase shares of stock under the Company's Investment Plan. Proxies marked "abstention" on a matter will not be voted on that matter but will be considered to be represented at the Annual Meeting. Shares registered in the names of brokers or other "street name" nominees for which proxies are voted on some but not all matters will be considered to be represented at the Annual Meeting, but will be considered to be voted only as to those matters actually voted. If a quorum is present, abstentions and broker non-votes will not have any effect on the matters to be presented at the Annual Meeting.

         PROXIES AND REVOCATION. A proxy card is enclosed. You may revoke your proxy at any time before it is exercised. In order to revoke a proxy, you must either give written notice of revocation to the Secretary of the Company or to the Secretary of the Annual Meeting, or vote your shares subject to the proxy by a later dated proxy or by written ballot at the Annual Meeting. Your presence at the Annual Meeting will not by itself revoke your proxy.


               PROPOSAL ONE - ELECTION OF DIRECTORS OF THE COMPANY

         The Company's Board of Directors is divided into three classes with each class serving staggered terms of three years, so that only one class is elected in any one year. Presently, there are six directors on the Board. Two directors are to be elected at the Annual Meeting to serve until the 2003 Annual Meeting, and until their respective successors are elected and have qualified.

         Each of the nominees for director is presently a director of the Company. Each has consented to being named as a nominee in this Proxy Statement and has agreed to serve as a director if elected at the Annual Meeting. It is the intention of the persons named as proxies to vote the shares represented by the proxy for the election of each of the nominees listed below. If either nominee shall become unable or unwilling to serve as a director, the persons named as proxies will cast their votes for the remaining nominee and have discretion to vote for another person designated by the Board of Directors. The Board of Directors has no reason to believe that either of the nominees will be unavailable for election.

         The following information contains the current and past five years' business experience, certain other directorships and age of each nominee for director and of each director whose term extends beyond 2000 and thus is continuing in office. The following information is given as of May 1, 2000, and except as otherwise noted, the directors have held the occupational positions listed for at least the past five years:

NOMINEES FOR ELECTION FOR THREE YEAR TERMS

         - Anthony J. Dimun: Executive Vice President and Chief Financial Officer of Vital Signs, Inc. ("Vital Signs") (manufacturer of disposable anesthesia and respiratory devices). Director of EchoCath, Inc. and Vital Signs. Director of the Company since 1995.
             Age: 56.

         - David H. MacCallum: Managing Director - Global Head of Healthcare, Salomon Smith Barney (investment banking firm) (June 1999 to the present); Executive Vice President, Head of Healthcare, ING Baring Furman Selz, LLC (investment banking firm) (April 1998 to June
             1999); Managing Director for Life Sciences Investment Banking, UBS Securities LLC (investment banking firm) (1994 to March 1998); Co-Head, Investment Banking, Hambrecht & Quist LLC (1983-1994) (investment banking firm). Director of Minimed Inc. Director of the Company since 1995. Age: 62.

CONTINUING DIRECTOR SERVING UNTIL 2001

         - Gerard S. Carlozzi: President and Chief Executive Officer of the Company (September 1999 to the present); President and Chief Operating Officer of the Company (May 1999 to September 1999); Vice President of the Company (November 1998 to May 1999); Director of Biotechnology Development and Director of Marketing and Product Development for Maxillofacial Surgical Products of Synthes USA (a leader in Orthopedic and Maxillofacial Trauma products) (1995 to
             1998). From 1986 to 1995, Mr. Carlozzi held various positions with Acufex Microsurgical, a pioneer and leader in Arthroscopic orthopedic surgery, which was acquired by Smith & Nephew. At Acufex Microsurgical, as the General Manager for the Spinal Products Group and the Global Director of Research and Development, he held positions responsible for Sales and Marketing, Research & Development, Manufacturing, Quality Assurance, Clinical and Regulatory Affairs and other various general management and business development functions. Director of the Company since September 1999. Age: 43.

         - Terry D. Wall: Chairman of the Board of the Company (1995 to the present); President and Chief Executive Officer of Vital Signs. Director of Vital Signs and Exogen, Inc. Director of the Company since 1995. Age: 58.

CONTINUING DIRECTORS SERVING UNTIL 2002

         - David J. Bershad: Senior Partner, Milberg Weiss Bershad Hynes & Lerach LLP (law firm). Director of Vital Signs. Director of the Company since 1995. Age: 60.

         - Pertti Tormala: Executive Vice President, Research and Development, of the Company (1995 to the present); Chief Executive Officer and co-founder of the Company's foreign subsidiaries (prior years). Director of the Company since 1995. Age: 54.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors to file initial reports of beneficial ownership and reports of changes of beneficial ownership of the Company's Common Stock with the SEC. Executive officers and directors are required to furnish the Company with copies of all Section 16(a) reports that they file. Based upon a review of these filings and other documentation, the Company notes that Anthony
J. Dimun (a director of the Company) failed to timely report purchases of an aggregate of 11,000 shares of Common Stock that occurred during August 1999 and purchases of an aggregate of 4,900 shares of Common Stock that occurred during September 1999. The Company also notes that Pertti Tormala (an executive officer and director of the Company) failed to timely report a private sale of 2,779 shares of Common Stock that occurred during October 1998, and Pertti Viitanen (an executive officer of the Company) failed to timely report a purchase of 926 shares of Common Stock from Mr. Tormala that occurred during October 1998. (The shares sold by Mr. Tormala and purchased by Mr. Viitanen were owned by Bionix B.V., a Dutch company, in which Mr. Tormala and Mr. Viitanen have an interest. See "Security Ownership of Management and Others.") These late filings were inadvertent, and the filings were made promptly after the failures to file were noted.

MEETINGS OF THE BOARD OF DIRECTORS; COMMITTEES OF THE BOARD

         During 1999, the Board of Directors held five meetings. During 1999, no director attended less than 75% of the aggregate number of meetings of the Board and committees of the Board of which he was a member. There are no relationships by blood, marriage, or adoption, between any nominee for director, continuing director or executive officer of the Company and any other nominee for director, continuing director or executive officer of the Company.

         Audit Committee - During 1999, the Audit Committee of the Board held four meetings. The functions of the Audit Committee are to review, act on and report to the Board with respect to various auditing and accounting matters. These matters include the selection of the Company's independent auditors, the scope of the annual audits, the fees to be paid to the auditors, the performance of the Company's auditors and the accounting practices of the Company. The Audit Committee is composed of two directors who are not officers or employees of the Company or its subsidiaries. The current members of the Audit Committee are Mr. Dimun, Chairman, Mr. MacCallum and Mr. Carlozzi.

         Compensation Committee - During 1999, the Compensation Committee of the Board held two meetings. The functions of the Compensation Committee are to determine the salaries and incentive compensation of the employee-officers of the Company and to provide recommendations for the salaries and incentive compensation of the other employees and consultants of the Company. The Compensation Committee also administers the Company's Stock Option/ Stock Issuance Plan. The current members of the Compensation Committee are Mr. Bershad and Mr. Wall, Chairman.

         The Board has no nominating committee; the functions of a nominating committee are performed by the entire Board. No procedures have been developed with respect to obtaining nominations from stockholders.

SECURITY OWNERSHIP OF MANAGEMENT AND OTHERS

         The following table sets forth the beneficial ownership of shares of Common Stock as of April 1, 2000 by (1) the only stockholders of the Company known by management to beneficially own more than 5% of the Company's Common Stock, (2) the directors of the Company, (3) the executive officers named in the Summary Compensation Table below and (4) all directors and current executive officers of the Company as a group:

                                                             Shares of
                                                             Common Stock
                                                             Beneficially
       Beneficial Owner(1)                                   Owned (1)(2)        Percentage Beneficially Owned
Bionix B.V. (3)                                             2,684,211                        24.9
Terry D. Wall (4)                                           3,208,309                        29.8
The Kaufman Fund, Inc. (5)                                    862,750                         8.0
Dimensional Fund Advisors Inc. (6)                            718,500                         6.7
Gerard S. Carlozzi(7)                                           6,137                           *
David W. Anderson (8)                                         138,156                         1.3
David J. Bershad (9)                                          502,057                         4.7
Anthony J. Dimun (10)                                         249,518                         2.3
David H. MacCallum (11)                                       162,677                         1.5
Pertti Tormala (12)                                         1,122,037                        10.5
James Hogan(13)                                                 8,000                           *
Gregory S. Jones (14)                                           6,000                           *
Michael F. Matz                                                    --                           *
All directors and current executive officers
as a group (9 persons)(15)                                  5,410,292                        50.1

-------------------------

* Represents less than 1% of the outstanding Common Stock.

 (1) Except as otherwise indicated in the footnotes to this table and pursuant to applicable community property laws, persons and entities named in the table have sole voting and investment power with respect to all shares of Common Stock and the address of the 5% stockholders is c/o the Company, 1777 Sentry Parkway West, Gwynedd Hall, Suite 400, Blue Bell, Pennsylvania 19422.

 (2) Applicable percentage ownership is based on 10,780,242 shares of Common Stock outstanding as of April 1, 2000 together with applicable stock options for such stockholder. Beneficial ownership is determined in accordance with the rules of the SEC, based on factors including voting and investment power with respect to shares. Shares of Common Stock subject to stock options currently exercisable, or exercisable within 60 days after April 1, 2000, are deemed outstanding for computing the percentage ownership of the person holding such stock options but are not deemed outstanding for computing the percentage ownership of any other person. Each owner of an equity interest in Bionix B.V. (the "Dutch Company") is deemed to beneficially own a percentage of the shares of the Common Stock owned by the Dutch Company equal to such owner's proportionate equity interest in the Dutch Company.

 (3) Nearly all of the capital stock of the Dutch Company is owned by the former stockholders of the Company's operating subsidiaries. The current Board of Directors of the Dutch Company consists of Gerard S. Carlozzi, David J. Bershad, Anthony J. Dimun, David H. MacCallum, Pertti Tormala, Pertti Viitanen (all of whom are directors or executive officers of the Company) and two other individuals. David W. Anderson, a former director and executive officer of the Company, is a former director of the Dutch Company. As of April 1, 2000, Messrs. Anderson, Bershad, Dimun, MacCallum and Wall beneficially owned capital stock of the Dutch Company representing, in the aggregate, approximately 23.6% of the equity of the Dutch Company's capital stock. As of April 1, 2000, Messrs. Tormala and Viitanen beneficially owned capital stock of the Dutch Company representing, in the aggregate, approximately 47.2% of the equity of the Dutch Company's capital stock. The remaining equity of the Dutch Company's capital stock is allocated among several other Finnish investors.

 (4) Mr. Wall's shares include 4,500 shares of Common Stock issuable upon the exercise of vested stock options and 484,421 shares of Common Stock owned by the Dutch Company, representing

         Mr. Wall's proportionate equity interest in the shares of Common Stock owned by the Dutch Company. Mr. Wall has the right to cause the Dutch Company to transfer such 484,421 shares to him pursuant to an agreement with the Dutch Company. All of Mr. Wall's shares of Common Stock and of the Dutch Company's capital stock are held in an investment partnership which he controls.

 (5) The information set forth herein regarding The Kaufman Fund's beneficial ownership is based on a report on Schedule 13G filed by The Kaufman Fund with the SEC on May 18, 2000. The address of The Kaufman Fund is 140 E. 45th Street, 43rd Floor, Suite 2624, New York, New York 10017.

 (6) The information set forth herein regarding Dimensional Fund Advisors Inc.'s beneficial ownership is based upon a report on Schedule 13G filed by it with the SEC on February 3, 2000. The address of Dimensional Fund Advisors, Inc. is 1299 Ocean Avenue, 11th Floor, Santa Monica, California 90401.

 (7) Includes 4,000 shares issuable to Mr. Carlozzi upon the exercise of vested stock options and 2,137 shares purchased by Mr. Carlozzi pursuant to the terms of the Company's Investment Plan.

 (8) Mr. Anderson's shares include 34,842 shares of Common Stock owned by the Dutch Company, representing Mr. Anderson's proportionate equity interest in the shares of Common Stock owned by the Dutch Company. Mr. Anderson has the right to cause the Dutch Company to transfer such 34,842 shares to him pursuant to an agreement with the Dutch Company. Also includes 61,947 shares held by a trust for the benefit of Mr. Anderson's wife.

 (9) Mr. Bershad's shares include 4,500 shares of Common Stock issuable upon the exercise of vested stock options and 50,736 shares of Common Stock owned by the Dutch Company, representing Mr. Bershad's proportionate equity interest in the shares of Common Stock owned by the Dutch Company. Mr. Bershad has the right to cause the Dutch Company to transfer such 50,736 shares to him pursuant to an agreement with the Dutch Company. A total of 331,686 of Mr. Bershad's shares of Common Stock and all of Mr. Bershad's shares of the Dutch Company's capital stock are held in an investment partnership which he controls.

 (10) Mr. Dimun's shares include 4,500 shares of Common Stock issuable upon the exercise of vested stock options and 34,679 shares of Common Stock owned by the Dutch Company, representing Mr. Dimun's proportionate equity interest in the shares of Common Stock owned by the Dutch Company. Mr. Dimun has the right to cause the Dutch Company to transfer such 34,679 shares to him pursuant to an agreement with the Dutch Company. All of Mr. Dimun's shares of Common Stock and the Dutch Company's capital stock are held in entities which he controls.

 (11) Mr. MacCallum's shares include 4,500 shares of Common Stock issuable upon the exercise of vested stock options and 26,900 shares of Common Stock owned by the Dutch Company, representing Mr. MacCallum's proportionate equity interest in the shares of Common Stock owned by the Dutch Company. Mr. MacCallum has the right to cause the Dutch Company to transfer such 26,900 shares to him pursuant to an agreement with the Dutch Company.

 (12) Represents the proportionate equity interest of Professor Tormala in the shares of Common Stock owned by the Dutch Company. Professor Tormala has the right to cause the Dutch Company to transfer such 1,122,037 shares to him pursuant to an agreement with the Dutch Company. That agreement enables Professor Tormala to direct the voting by the Dutch Company of a specified number of shares of the Company's Common Stock held by the Dutch Company. As of April 1, 2000, that specified number equals 2,049,854, representing Professor Tormala's proportionate equity interest in the 2,684,211 shares of Common Stock owned by the Dutch Company (1,122,037 shares) and the proportionate equity interest of all other Finnish investors in such 2,684,211 shares (927,817 shares). The table above excludes from Professor

         Tormala's beneficial ownership the 927,817 shares attributable to the equity interests of such other Finnish investors.

 (13) Represents shares issuable to Mr. Hogan upon the exercise of vested stock options.

 (14) Mr. Jones' shares include 4,000 shares of Common Stock issuable upon the exercise of vested stock options.

 (15) Includes 30,000 shares of Common Stock issuable upon the exercise of vested stock options, 8,015 shares of Common Stock purchased pursuant to the terms of the Company's Investment Plan and 1,864,552 shares of Common Stock owned by the Dutch Company, representing the directors' and current executive officers' proportionate equity interest in the 2,684,211 shares of Common Stock owned by the Dutch Company. As of April 1, 2000, the directors and current executive officers as a group beneficially owned approximately 69.5% of the equity associated with the capital stock of the Dutch Company. The directors and current executive officers of the Company as a group have a right to vote substantially all of the 2,684,211 shares of Common Stock owned by the Dutch Company. If all such 2,684,211 shares were deemed to be beneficially owned by the Company's directors and current executive officers, such persons as a group would be deemed to be the beneficial owners of 6,221,936 shares of Common Stock, representing 57.7% of the shares outstanding on April 1, 2000.


                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

         The following table and accompanying footnotes set forth certain summary information relating to the three years ended December 31, 1999, with respect to each of the two people who served as the Company's Chief Executive Officer during 1999, the Company's two other most highly compensated executive officers during 1999 who were serving as executive officers at December 31, 1999 and two additional persons who served as executive officers during 1999 but were not serving as such on December 31, 1999 (collectively, the "Named Executive Officers"):

                                                                                               Long-Term
                                                                                              Compensation
                                                                                                 Awards
                                                                                                 ------
                                                               Annual                          Securities        All Other
Name and Principal                                          Compensation     Other Annual      Underlying       Compensation
Position                          Year         Salary          Bonus(1)     Compensation(2)  Options/SARs(#)      ($)(3)
--------                          ----         ------          --------     ---------------  ---------------      ------
Gerard S. Carlozzi(4)             1999        $145,000               --        $  6,000         100,000          $  1,335
    President and Chief           1998          21,443               --              --              --                --
    Executive Officer

David W. Anderson(4)              1999         169,569(5)            --           4,000              --             1,725
    President and Chief           1998         180,000               --           6,000              --            20,000
   Executive Officer              1997         160,000           50,000           6,000              --            17,316

Pertti Tormala                    1999         122,700               --           8,132          40,000                --
    Executive Vice                1998         119,814               --           8,615              --                --
    President, Research           1997         118,070           22,000           9,423              --            68,650(6)
    and Development

James Hogan(7)                    1999         125,000           20,000           2,500              --            21,903
    President, Stenting           1998          30,640               --              --              --                --
    Division

Gregory S. Jones(8)               1999         130,186               --           6,000          40,000            19,867

    Vice President,               1998         100,582               --              --              --               688
    Marketing

Michael F. Matz(9)                1999         132,000(10)       15,000           5,000              --             1,584
    Vice-President - Sales        1998         120,000           20,000           6,000              --            13,580
    Craniofacial Division         1997          40,000            6,666           4,000              --                --

-------------------

(1) Bonus amounts for 1999 reflect amounts paid in 1999 and exclude amounts paid in 2000 based on 1999 performance.

(2)  Represents car allowances.

(3) For 1999, for Messrs. Carlozzi, Anderson, Hogan, Jones and Matz, represents employer contributions to the Company's 401(k) plan (Mr. Carlozzi: $1,335; Mr. Anderson: $1,725; Mr. Hogan: $1,375; Mr. Jones: $1,316; and Mr. Matz:
     $1,584). Also represents reimbursement for moving expenses of $20,528 for Mr. Hogan and $18,551 for Mr. Jones.

(4) Mr. Carlozzi joined the Company in November 1998 and became President and Chief Executive Officer of the Company in September 1999. Mr. Anderson stepped down as President and Chief Executive Officer in April 1999.

(5)  Includes $103,569 paid as severance.

(6) Represents royalty payments to Professor Tormala under a superseded employment agreement with respect to 1996 product sales.

(7)  Mr. Hogan joined the Company in November 1998.

(8)  Mr. Jones joined the Company in June 1998.

(9)  Mr. Matz ceased serving as an employee of the Company in October 1999.

(10) Includes $27,500 paid as severance.

EMPLOYMENT AGREEMENTS

         The Company previously entered into an employment agreement with David
W. Anderson, its former President and Chief Executive Officer until April 1999. The original term of the agreement expired on December 31, 1998, but was automatically renewed for one year. Pursuant to the agreement, Mr. Anderson received minimum annual compensation of $160,000 and was entitled to receive a performance based bonus. Mr. Anderson was also entitled to receive all health insurance benefits generally made available to the Company's employees as well as a monthly car allowance of $500. The agreement further provided that if Mr. Anderson's employment were terminated without cause by the Company after the initial term, Mr. Anderson would be entitled to base salary and health insurance benefits continuation for a period of six months after the date of termination. Mr. Anderson stepped down as President of the Company in April 1999.

         The Company has also entered into an employment agreement with Pertti Tormala. The agreement provides for a term expiring in 2002. Pursuant to the agreement, Professor Tormala receives a minimum base salary of 540,000 FIM (approximately $100,000) and is eligible to receive cash bonuses granted by the Company's Board of Directors. Professor Tormala is also entitled to a car and certain pension benefits. Under the agreement, all patents, patent applications and other intellectual property rights developed by Professor Tormala relating to the Company's research and development activities are the sole property of the Company. The agreement permits Professor Tormala to spend up to 16 hours per month working on a business that was spun-off from the Company prior to the consummation of its initial public offering.

STOCK OPTION INFORMATION

         The following table sets forth certain information concerning stock options granted during the year ended December 31, 1999 to the Named Executive Officers pursuant to the Company's Option/Stock Issuance Plan. For additional information concerning the Stock Option/Stock Issuance Plan, see "Proposal Two". In accordance with the rules of the SEC, the following table also sets forth the potential realizable value over the term of the options (the period from the grant date to the expiration date) based on assumed rates of stock price appreciation of 5% and 10% compounded annually. These amounts do not represent the Company's estimate of future stock price performance. Actual realizable values, if any, of stock options will depend on the future stock performance of the Common Stock. No stock appreciation rights were granted during the fiscal year ended December 31, 1999.

            Option Grants in the Fiscal Year Ended December 31, 1999

                                                                                                Potential Realizable
                                                                                                 Value at Assumed
                            Number of      Percent of                                          Annual Rates of Stock
                           Securities     Total Options                                         Price Appreciation
                           Underlying      Granted to    Exercise Price                         for Option Term(3)
                            Options        Employees       per Share      Expiration            ------------------
      Name                Granted(#)(1)     in 1999      ($/Share)(2)       Date               5%               10%
      ----                -------------     -------      ------------       ----               --               ---
Gerard S. Carlozzi          100,000           19.7          $4.125         9/7/2009          671,919         1,069,919
David W. Anderson                --             --              --               --               --                --
Pertti Tormala               40,000            7.9          $4.125         9/7/2009          268,768           427,968
James Hogan                      --             --              --               --               --                --
Gregory S. Jones             40,000            7.9          $4.125         9/7/2009          268,768           427,968
Michael F. Matz                  --             --              --               --               --                --

-------------------
(1) All of these options were granted under the Company's Stock Option/Stock Issuance Plan, and vest in 20% installments beginning one year after the date of grant.

(2) The exercise price per share of the options was equal to the fair market value of the Common Stock on the date of grant as determined by the Board.

(3) The potential realizable value is calculated based on the term of the option at the date of grant (10 years). It is calculated assuming that the fair market value of the Company's Common Stock on the date of grant appreciates at the indicated annual rate compounded annually for the entire term of the options and that the options are exercised and sold on the last day of their term for the appreciated stock price.


         The following table sets forth certain information with respect to stock options exercised by the Named Executive Officers during 1999 and the value of stock options held by the Named Executive Officers as of December 31, 1999. No stock appreciation rights were exercised by the Named Executive Officers during 1999 and no stock appreciation rights were outstanding as of December 31, 1999.

                 Aggregate Option Exercises in Last Fiscal Year
                       and Fiscal Year End Options Values

                                                          Number of Securities         Value of Unexercised
                           Shares                        Underlying Unexercised            In-the-Money
                        Acquired on       Value               Options at                    Options at
                        Exercise (#)   Realized ($)       December 31, 1999(#)        December 31, 1999(1)($)
                        ------------   ------------       --------------------        -----------------------
                                                       Exercisable  Unexercisable   Exercisable    Unexercisable
                                                       -----------  -------------   -----------    -------------
Gerard S. Carlozzi             --             --          4,000        116,000          --             --
David W. Anderson         277,009        684,905             --             --          --             --
Pertti Tormala                 --             --             --         40,000          --             --
James Hogan                    --             --             --             --          --             --
Gregory S. Jones               --             --          4,000         56,000          --             --
Michael F. Matz                --             --             --             --          --             --

-------------------------
(1) Based on a value equal to the closing sale price of the Common Stock on December 31, 1999 ($3.125), minus the per share exercise price, multiplied by the number of shares underlying the options.

DIRECTOR COMPENSATION

         The Company has not yet commenced paying cash fees to directors in connection with their service on the Board of Directors or on committees of the Board. The Company does grant stock options to non-employee directors under its Stock Option/Stock Issuance Plan. Under the Automatic Option Grant Program, which is part of the Company's Stock Option/Stock Issuance Plan, as amended, each non-employee director is automatically granted a non-statutory option for 10,000 shares of Common Stock on the date of his or her initial election or appointment. In addition, at each annual stockholders' meeting, each individual with at least six months service on the Board of Directors as a non-employee director and who will continue to serve as a non-employee director following the meeting is automatically granted a non-statutory option for 10,000 shares of Common Stock. Each automatic grant has a term of ten years, subject to earlier termination following the optionee's cessation of service on the Board of Directors as provided in the Plan. Fifty percent of the shares subject to an automatic grant vest on the date of grant, 25% one year after the date of grant, and the remaining 25% two years after the date of grant. The Automatic Option Grant Program was amended in September 2000 to increase the number of shares subject to the options granted from 3,000 to 10,000 shares.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The Company's Compensation Committee consists of Terry D. Wall and David J. Bershad. Mr. Wall and Mr. Bershad (as well as Anthony J. Dimun) serve on the Boards of Directors of both the Company and Vital Signs (which latter company does not have a compensation committee).

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         The Company's product development efforts are dependent upon Dr. Tormala, who is a founder, director and executive officer of the Company, and is currently an Academy Professor at the Technical University in Tampere, Finland and as such is permitted by the University to devote his efforts to developing new products for the Company. This executive utilizes a group of senior researchers, graduate students, and faculty at the Technical University to perform research and development projects involving resorbable polymers and other topics impacting the Company's technology and processes. This arrangement, partially funded by the Company and permitted in Finland as a means of encouraging the commercialization of technological development, has resulted in substantial cost savings to the Company, while substantially expanding its product development effort. The Company's funding obligation, which amounted to $417,000 during the year ended December 31, 1999, consists of providing the University with reasonable compensation for University resources (including graduate students) utilized by the Company.

         During 1999, the Company paid certain administrative expenses on behalf of Bionix B.V., which currently owns 24.9% of the Company's outstanding shares. Bionix B.V. owed $266,539 to the Company for such expenses as of April 27, 2000. Certain directors and executive officers of the Company control Bionix B.V. See "Security Ownership of Certain Beneficial Owners and Management."

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         The Compensation Committee is responsible for implementing, overseeing and administering the Company's overall compensation policy. The basic objectives of that policy are to

         - provide compensation levels that are fair and competitive with peer companies,

         -    align pay with performance, and

         - where appropriate, provide incentives which link executive and stockholder interests and long-term corporate objectives through the use of equity-based incentives.

         Overall, the Company's compensation program is designed to attract, retain and motivate high quality and experienced employees at all levels of the Company. The principal elements of executive officer compensation are base pay, bonus and stock options, together with health benefits. The various aspects of the compensation program, as applied to the Company's Chief Executive Officer and the Company's other executive officers, are outlined below.

         Executive officer compensation is determined by the Company's performance and by the individual officer's ability to achieve his or her individual performance objectives. Corporate performance is evaluated by reviewing the extent to which strategic and business plan goals are met, including such factors as increases in sales, gross profits, net earnings (or the reduction of net losses) and return on equity. In 1999, corporate performance was also measured by the extent that management was able to develop and implement initiatives designed to preserve liquidity and improve overall performance. Each of the Company's executive officers participates in the development of an annual business strategy from which individual objectives are established. Initially, the objectives are proposed by the particular officer involved. Those objectives are then determined by the Chief Executive Officer or, in the case of the Chief Executive Officer's objectives, by the Board of Directors. Individual performance goals are measured quarterly.

         Base Pay. The Company determines base pay for its executive officers through an evaluation of the Company's performance, the extent to which these individuals have achieved their performance objectives and a comparative analysis of total compensation for similar positions within other companies.

         The Chief Executive Officer's performance is analyzed by the full Board of Directors (other than the Chief Executive Officer) against overall corporate performance and his individual objectives. The Chief Executive Officer, in turn, reviews the individual performance of the other executive officers. Salaries are reviewed on an annual basis after consideration of corporate and individual performance achievement and compensation paid by surveyed companies. The Compensation Committee has not, as of the date of this proxy statement, approved any increases in salary for 2000 for any of the Named Executive Officers who are currently employed by the Company.

         Bonus. Each executive officer of the Company is eligible to receive a bonus if such officer achieves his or her individual performance objectives and the Company achieves its performance goals.

         Stock Options. The Compensation Committee believes that a stock option plan provides capital accumulation opportunities to participants in a manner that fosters the alignment of the participants' interests and risks with the interests and risks of the Company's public stockholders. The Compensation Committee further believes that stock options can function to assure the continuing retention and loyalty of employees. The options that have been granted to executive officers carry long-term (i.e., five year) vesting schedules. Officers who leave the Company's employ before their options are fully vested will lose a portion of the benefits that they might otherwise receive if they remain in the Company's employ for the entire vesting period. Historically, stock option grants for existing employees have been based upon a comparative analysis of equity-based compensation among peer companies and an analysis of the performance of the employees involved in light of the objectives established for such employees.

         The Compensation Committee believes that an appropriate compensation program can help in fostering a continuation of profitable operations if the program reflects a suitable balance between providing appropriate awards to key employees while at the same time effectively controlling compensation costs, principally by establishing cash compensation at competitive levels and emphasizing supplemental compensation that correlates to the performance of individuals, the Company and the Company's Common Stock.

         This report has been furnished by the Compensation Committee of Bionx Implants' Board of Directors.

                             Terry D. Wall, Chairman
                                David J. Bershad

PERFORMANCE GRAPH

         The following graph compares the percentage change in the cumulative total stockholder return on the Company's Common Stock with the cumulative total return of the Nasdaq Market Index and the S&P Health Care Medical Products/Supplies Index for the period from April 25, 1997 (the date on which the Common Stock was first publicly traded) through December 31, 1999. For purposes of the graph, it is assumed that the value of the investment in the Company's Common Stock and each index was 100 on April 25, 1997 and that all dividends were reinvested.

                      COMPARISON OF CUMULATIVE TOTAL RETURN
                AMONG BIONX IMPLANTS, THE NASDAQ MARKET INDEX AND
               THE S&P HEALTH CARE MEDICAL PRODUCTS/SUPPLIES INDEX

                               FISCAL YEAR ENDING

COMPANY/INDEX/MARKET               4/25/97         12/31/97          12/31/98        12/31/99
Bionx Implants, Inc.               100.00           214.29             79.17           29.76
S&P Group Index                    100.00           123.38            177.84          164.72
NASDAQ Market Index                100.00           129.55            182.67          339.02

                     ASSUMES $100 INVESTED ON APRIL 25, 1997
                           ASSUMES DIVIDEND REINVESTED


                                  PROPOSAL TWO

              AMENDMENT TO INCREASE THE NUMBER OF AUTHORIZED SHARES
                   UNDER THE STOCK OPTION/STOCK ISSUANCE PLAN

GENERAL

         In September 1996, the Board of Directors and stockholders of the Company approved the Company's Stock Option/Stock Issuance Plan (the "Plan"). The purpose of the Plan is to attract and retain qualified directors, officers, employees and consultants of the Company, to facilitate performance-based compensation for key employees and to provide incentives for the participants in the Plan to enhance the value of the Common Stock. Directors, officers and other key employees of the Company and its subsidiaries are eligible to participate in the Plan. Awards may also be granted to consultants providing valuable services to the Company.

         The principal aspects of the Plan are summarized below. A copy of the Plan is available from the Secretary of the Company upon request.

SHARES ISSUABLE UNDER THE PLAN

         Under the current terms of the Plan, the maximum number of shares of Common Stock that may be subject to outstanding options and awards under the Plan, determined immediately after the grant of any option or award, is 850,000 shares. In no event may any one person receive options, separately exercisable stock appreciation rights or direct stock issuances for more than 278,947 shares in any calendar year.

         On May 4, 2000, the Board of Directors amended the Plan to increase the number of shares that may be issued under the Plan. The amendment, which is subject to shareholder approval, provides that the maximum number of shares of Common Stock that may be issued over the term of the Plan shall not exceed 850,000 shares, plus an annual increase to be added on July 1 of each year beginning in the year 2000, equal to the lesser of:

         -    5% of the outstanding shares (on a non-diluted basis); or

         -    a number of shares determined by the Company's Board of Directors.

         At May 4, 2000, absent such amendment to the Plan, there were 80,637 shares available for the grant of new options and awards under the Plan. The Board approved the increase in the number of shares covered by the Plan because the Board believes that a stock option program is an important factor in attracting, retaining and motivating key employees and others who will dedicate their maximum productive efforts toward the advancement of the Company. The Board believes that the amendment increasing the number of authorized shares under the Plan furthers these objectives by assuring continuing availability of stock options and awards in appropriate circumstances, without the need for subsequent shareholder approval.

TYPES OF AWARDS

         The Plan is divided into four separate components: (i) the Discretionary Option Grant Program under which employees, non-employee directors, consultants and other independent advisors who provide services to the Company may, at the discretion of the plan administrator, be granted options to purchase shares of Common Stock; (ii) the Stock Issuance Program under which such persons may, in the plan administrator's discretion, be issued shares of Common Stock directly, either through the immediate purchase of such shares at a price not less than the fair market value of the Common Stock on the date of issuance or as a bonus for services rendered to the Company; (iii) the Salary Investment Option Grant Program under which employees designated by the plan administrator may elect to have a portion of their base salary invested each year in options to purchase shares of Common Stock at an exercise price equal to 33-1/3% of the fair market value of the Common Stock on the grant date; and (iv) the Automatic Option Grant Program under which eligible non-employee directors shall automatically, at periodic intervals, receive option grants to purchase shares of Common Stock at an exercise price equal to 100% of the fair market value of the Common Stock on the grant date.

ADMINISTRATION

         The Discretionary Option Grant, the Salary Investment Option Grant and Stock Issuance Programs are administered by the Compensation Committee of the Company's Board of Directors. The Compensation Committee, as plan administrator, has full authority to determine which eligible persons are to receive option grants or stock issuances, the time or times when such option grants or stock issuances are to be made, the number of shares subject to each such grant or issuance, the status of any granted option as either an incentive option or a non-statutory option under the Federal tax laws, the vesting schedule (if any) applicable to the option grant or stock issuance and the maximum term for which any granted option is to remain outstanding.

         The Automatic Option Grant Program is self-executing, with all grants thereunder being made in strict compliance with the express terms of that program, and no administrative discretion will be exercised by the Board of Directors or any committees with respect to those grants. Under the Automatic Option Grant Program, each non-employee director is automatically granted a non-statutory option for 10,000 shares of Common Stock upon his or her appointment or election to the Board. In addition, at each annual stockholders meeting, each individual with at least six months service on the Board of Directors as a non-employee director and who will continue to serve as a non-employee director following the meeting is automatically granted a non-statutory option for 10,000 shares of Common Stock.

ELIGIBILITY

         Employees, non-employee directors, consultants and other independent advisors who provide services to the Company are eligible to receive stock options and other awards under the Plan. As discretion for the grant of options is vested in the Compensation Committee, the Company is unable, at the present time, to determine the identity or number of officers, directors, consultants and other employees who may be granted options under the Plan in the future.

TERMS AND CONDITIONS OF OPTIONS

         Types of Stock Options

                  The Compensation Committee may grant incentive stock options ("Incentive Options"), designed to meet the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or options which do not satisfy such requirements ("Non-Statutory Options").

         Exercise Price

                  The exercise price of an option will be determined by the Compensation Committee. However, the exercise price of an option cannot be less than 100% of the fair market value of the Common Stock on the grant date. In addition, if an Incentive Option is granted to a ten-percent stockholder, then the exercise price per share shall not be less than 110% of the fair market value per share of Common Stock on the grant date.

                  While the Company's Common Stock is quoted on Nasdaq, "fair market value" as of a particular date will be the closing sale price per share of the Common Stock on Nasdaq on that date. If no such closing sale price is quoted for that date, "fair market value" shall be such closing sale price on the last preceding date for which such quotation is available. Similarly, if the Common Stock is traded on an exchange, "fair market value" as of a particular date shall mean the closing sale price per share of the Common Stock on such exchange on such date or, if no such price is quoted on such date, "fair market value" shall be such closing sale price on the last preceding date for which such quotation is available. If the Common Stock is not quoted on Nasdaq or traded on an exchange, the Compensation Committee will determine "fair market value". On June 6, 2000, the closing sale price of a share of the Company's Common Stock on Nasdaq was $2.1875.

         Exercise of Options/Payment

                  To exercise an option, the optionee must provide the Company with written notice of the exercise in which the optionee indicates the number of shares to be purchased under the option. The notice must be accompanied by payment of the exercise price for the purchased shares, together with appropriate proof that the person exercising the option (if other than the optionee) has the right to effect such exercise.

                  The exercise price may be paid in cash or check payable to the Company or, if permitted by the Compensation Committee, in shares of Common Stock. Any such shares will be valued at the fair market value on the date the optionee's option was exercised (the "exercise date") and must have been held for the requisite period necessary to avoid a charge to the Company's earnings for financial reporting purposes.

                  Cashless exercises will also be permitted as a method to purchase shares of Common Stock. To use this procedure, the optionee must provide irrevocable written instructions to a Company-designated brokerage firm to effect the immediate sale of the shares of Common Stock purchased under the option and to pay over to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable withholding taxes. Concurrently with such instructions, the optionee must also direct the Company to deliver the certificates for the purchased shares to the brokerage firm in order to complete the sale.

         Exercise Period

                  No option granted under the Discretionary Option Grant Program may have a term in excess of ten years. An Incentive Option granted to a 10% shareholder must expire no more five years after the date of grant.

         Vesting

                  Options granted under the Discretionary Option Grant Program shall become exercisable at such time or times, during such period and for such number of shares as shall be determined by the Compensation Committee and set forth in an option agreement.

                  Options granted under the Salary Investment Option Grant Program shall become exercisable in a series of twelve (12) successive equal monthly installments upon the optionee's completion of each calendar month of Service (as defined under the Plan) in the calendar year for which the salary reduction is in effect.

                  Shares of Common Stock issued under the Stock Issuance Program may, in the discretion of the plan administrator, be fully and immediately vested upon issuance or may vest in one or more installments over the optionee's period of Service or upon attainment of specified performance objectives.

                  Each automatic grant has a term of ten years, subject to earlier termination following the optionee's cessation of service on the Board of Directors as provided in the Plan. Fifty percent of the shares subject to an automatic grant vest on the date of grant, 25% one year after the date of grant, and the remaining 25% two years after the date of grant.

         Corporate Transaction; Change in Control

                  Should the Company's stockholders approve a merger or consolidation of the Company with or into another corporation, or the sale of all or substantially all of the assets of the Company, in which the stockholders of the Company before the transaction own less than 50% of the voting securities of the surviving or successor corporation following the transaction (a "Corporate Transaction"), each outstanding option under the Discretionary Option Grant Program, other than a "Specially Designated Option," will automatically vest in full, unless such option will be assumed or replaced with an equivalent incentive program by the successor corporation. A Specially Designated Option is an option which the plan administrator determines, at the time of grant or thereafter, shall be excluded from the operation of the immediately preceding sentence and accordingly, a Specially Designated Option will vest in full in the event of a Corporate Transaction.

                  In the event of a change in control of the Company, each outstanding Specially Designated Option will automatically vest in full and may be exercised for any or all of those shares as fully-vested shares and shall remain exercisable until the expiration of the option term.

                  Each option that is not a Specially Designated Option will automatically vest in full if the optionee's service with the Company is involuntarily terminated within 18 months following the effective date of a Corporate Transaction or a change in control.

                  In the event of any Corporate Transaction or change in control while the optionee remains in service to the Company, each outstanding option under the Salary Investment Option Grant Program will automatically vest in full and will remain exercisable until the earlier of the expiration of the option term or the expiration of the two year period from the optionee's cessation of service with the Company. Upon the occurrence of a hostile take-over, each optionee under the Salary Investment Option Grant Program will have a 30 day period in which to surrender to the Company each option granted to him or her thereunder in exchange for a cash distribution from the Company equal to the excess of the take-over price of the shares subject to the surrendered option over the aggregate exercise price payable for such shares.

                  Upon any Corporate Transaction, all of the shares of Common Stock subject to repurchase rights under the Stock Issuance Program will immediately vest in full, unless those repurchase rights are assigned to the successor corporation. Any shares under repurchase rights so assigned, and in the event of a change in control all shares subject to repurchase rights under the Stock Issuance Program, will immediately vest in full if the optionee's service with the Company is involuntary terminated within 18 months following the effective date of the Corporate Transaction or the change in control.

                  In the event of a Corporate Transaction or change in control, the shares of Common Stock under the Automatic Option Grant Program will automatically vest in full. Upon the occurrence of a hostile take-over, the optionee will have a 30-day period in which to surrender to the Company each automatic option held by him or her in exchange for a cash distribution from the Company equal to the excess of the takeover price of the shares subject to the surrendered option over the aggregate exercise price payable for such shares.

         Term

                  The Plan will terminate on September 3, 2006, unless sooner terminated pursuant to its terms.

OTHER AWARDS

         Tandem stock appreciation rights may be issued under the Plan, which will allow optionees to surrender their outstanding options in exchange for an appreciation distribution from the Company equal to the excess of (i) the fair market value of the vested shares of Common Stock subject to the surrendered option over (ii) the aggregate exercise price payable for such shares. Such appreciation distribution may be made in cash or in shares of Common Stock. In addition, limited stock appreciation rights may be issued to officers and directors of the Company under the Plan which, upon the occurrence of a hostile take-over, permit individuals holding options with such limited stock appreciation rights in effect for at least six months the unconditional right to surrender such options in return for a cash distribution from the Company in an amount equal to the excess of (i) the take-over price of the vested shares surrendered under the option over (ii) the aggregate exercise price payable for such shares.

         The plan administrator has the authority to effect, with the consent of the affected option holders, the cancellation of outstanding options under the Discretionary Option Grant Program in return for new options covering the same or a different number of shares with an exercise price based on the fair market value of the Common Stock on the new grant date.

TERMINATION OF EMPLOYMENT

         After the optionee's termination of service, the optionee will have a limited period of time in which to exercise his or her outstanding options for any shares of Common Stock for which those options are exercisable on the date that service terminates. The length of this period may be set forth in the optionee's option agreement. If the option agreement does not address this issue, the optionee's options will be exercisable for a period of one year after termination due to death or permanent disability, for no period of time should employment be terminated for Misconduct (as defined under the Plan) or should employment be terminated by the optionee in circumstances which do not constitute Involuntary Termination (as defined under the Plan) and for 90 days following any other type of termination, but in no event beyond the expiration date of the applicable option. In all events, however, the optionee must exercise his or her option before the specified expiration of the option term. Each option will, immediately upon the optionee's termination of service, terminate and cease to be outstanding to the extent it is not at that time exercisable for one or more option shares.

         Should the optionee be discharged from service for Misconduct, all of his or her outstanding options will immediately terminate. For purposes of the Plan, Misconduct includes (i) any act of fraud, embezzlement or dishonesty, (ii) any unauthorized use or disclosure of confidential information or trade secrets of the Company or (iii) any other intentional misconduct adversely affecting the business or affairs of the Company in a material manner. However, the foregoing list is not inclusive of all the acts or omissions which may be considered as grounds for dismissal or discharge of any individual in the Company's service.

ASSIGNMENT

         An option generally cannot be assigned or transferred. However, there are three instances in which options may be transferred. First, an option can be transferred by the provisions of a will or the laws of inheritance following the optionee's death. Second, a non-statutory option may be assigned in whole or in part pursuant to a court order issued in connection with marital dissolution or separation proceedings. Third, an option may be transferred without consideration to a member of the optionee's immediate family (i.e., a spouse, child or grandchild) or to a trust established exclusively for one or more such members. This third alternative will be available to an optionee only if the plan administrator is notified of the terms and conditions of the transfer and determines that the transfer complies with the requirements for transfers of stock options under the Plan and the optionee's option agreement.

TERMINATION, AMENDMENT AND MODIFICATION

         The Board has exclusive authority to amend or modify the Plan in any and all respects. However, no amendment or modification may, without the holder's consent, adversely affect such individual's rights and obligations under his or her outstanding options or direct stock issuances under the Plan. In addition, certain amendments to the Plan may require approval of the Company's stockholders.

         The Board may terminate the Plan at any time, although such termination will have no effect on options or issuances granted prior to such action. The Plan will terminate upon the earliest of (i) September 6, 2006, (ii) the date on which all shares available for issuance under the Plan have been issued or (iii) the termination of all outstanding options in connection with a Corporate Transaction. Upon such Plan termination pursuant to clause (i) above, all outstanding options under the Discretionary Option Grant Program will remain in full force and effect in accordance with the provisions of the agreements evidencing those options.

ADDITIONAL LIMITATION

         The aggregate fair market value of the shares of Common Stock (determined at the date of grant) for which an option may for the first time become exercisable in any calendar year as an Incentive Option under the Federal tax laws may not exceed $100,000. To the extent an optionee holds two or more Incentive Options which become exercisable for the first time in the same calendar year, the $100,000 limitation will be applied on the basis of the order in which those options were granted.

FEDERAL INCOME TAX CONSEQUENCES

         BECAUSE OF THE COMPLEXITY OF THE FEDERAL INCOME TAX LAWS AND THE APPLICATION OF VARIOUS STATE INCOME TAX LAWS, THE FOLLOWING DISCUSSION OF TAX CONSEQUENCES IS GENERAL IN NATURE AND RELATES SOLELY TO FEDERAL INCOME TAX MATTERS. PARTICIPANTS ARE ADVISED TO CONSULT THEIR PERSONAL TAX ADVISORS BEFORE EXERCISING AN OPTION OR DISPOSING OF ANY STOCK RECEIVED PURSUANT TO THE EXERCISE OF ANY SUCH OPTION. IN ADDITION, THE FOLLOWING SUMMARY IS BASED UPON AN ANALYSIS OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, AS CURRENTLY IN EFFECT, EXISTING LAWS, JUDICIAL DECISIONS, ADMINISTRATIVE RULINGS, REGULATIONS AND PROPOSED REGULATIONS, ALL OF WHICH ARE SUBJECT TO CHANGE.

         The Internal Revenue Code of 1986, as amended (the "Code"), treats incentive stock options and supplemental stock options, also known as non-qualified options, differently. A participant's individual consequences will depend upon the nature of the option received. However, as to both types of options, no income will be recognized to the optionee at the time of the grant of an option, nor will the Company be entitled to a tax deduction at that time.

         Non-Statutory Options

                  Upon the exercise of a non-statutory option, the optionee will recognize ordinary income tax on the excess of the fair market value of the stock on the exercise date over the exercise price, if any. The Company generally will be entitled to a tax deduction in an amount equal to the ordinary income recognized by the optionee. If shares acquired upon such exercise are held for more than one year before disposition, any gain on disposition of such shares will be treated as long-term capital gain.

         Incentive Stock Options

                  An optionee will not recognize any federal income tax in respect of incentive stock options at the time of exercise. However, the excess of the fair market value of the stock on the date of exercise over the exercise price will be taken into account in determining whether the "alternative minimum tax" will apply for the year of exercise. If the shares acquired upon the exercise are not disposed of within two years from the date the options were granted nor within one year after the shares are transferred, any gain or loss upon the sale of such shares will be treated as long-term capital gain or loss (measured by the difference between the sales price of the stock and the exercise price). If the two-year and one-year holding period requirements are not met (a "disqualifying disposition"), an optionee will recognize ordinary income in the year of disposition in an amount equal to the lesser of (i) the fair market value of the stock on the date of exercise minus the exercise price or (ii) the amount realized on disposition minus the exercise price. The remainder of the gain will be treated as long-term or short-term capital gain, depending upon whether the stock has been held for more than one year. If an optionee makes a disqualifying disposition, the Company will be entitled to a tax deduction equal to the amount of ordinary income recognized by the optionee.

                  In general, if an optionee in exercising an option tenders shares of Common Stock in partial or full payment of the option price, no gain or loss will be recognized on the tender. However, if the tendered shares were previously acquired upon the exercise of an incentive stock option and the tender is within two years from the date the option was granted or one year after the date of exercise of the other option, the tender will be a disqualifying disposition of the tendered shares.

         Alternative Minimum Tax

                  As noted above, the exercise of an incentive stock option could subject the optionee to the alternative minimum tax. The application of the alternative minimum tax to any particular optionee depends upon the particular facts and circumstances which exist with respect to the optionee in the year of exercise. However, as a general rule, the amount by which the fair market value of the Common Stock on the date of exercise of an option exceeds the exercise price of the option will constitute an item of "adjustment" for purposes of determining the alternative minimum tax that may be imposed. As such, this item will enter into the tax base on which the alternative minimum tax is computed, and may therefore cause the alternative minimum tax to become applicable in a given year.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL TWO - AMENDMENT TO INCREASE THE NUMBER OF AUTHORIZED SHARES UNDER THE STOCK OPTION/STOCK ISSUANCE PLAN.

                                 PROPOSAL THREE

                   AUTHORIZATION TO USE PAYROLL DEDUCTIONS AND
                   ASSOCIATED LOANS UNDER THE INVESTMENT PLAN


GENERAL

         The Board of Directors adopted the Bionx Investment Plan (the "Investment Plan") on January 25, 2000. The Investment Plan is a stock purchase/stock option plan which allows employees and directors to purchase the Company's Common Stock (up to specific permitted amounts). For each share purchased by an employee or director, the Investment Plan provides that the Company will grant the participant from one to three stock options. Eligible participants may purchase shares of Common Stock pursuant to the Investment Plan during specified window periods. The Board of Directors is seeking shareholder approval of the Investment Plan to authorize the use of payroll deductions and associated loans to enable participants in the Investment Plan to purchase shares of Common Stock under the Investment Plan. If the Company's shareholders do not approve the Investment Plan, such authorization will be deemed not to have been given. In such event, the Investment Plan will remain in effect, but without the use of payroll deductions and associated loans. The following is a summary of certain terms of the Investment Plan. A copy of the Investment Plan is available from the Secretary of the Company upon request.

PURPOSE

         The purpose of the Investment Plan is to promote the success, and enhance the value of the Company by linking the personal interests of participating employees and directors to those of Company stockholders, and by providing participants with added incentives for outstanding performance. The Investment Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of participants upon whose judgment, interests, and special effort the successful conduct of its business is largely dependent.

ADMINISTRATION

         The Board of Directors currently administers the Investment Plan, and has the power to establish the financial performance measures which govern the option-to stock match, to determine how well those performance measures are being met, to determine the terms and conditions applicable to the purchase of Investment Plan shares and the grant of options, to interpret the Investment Plan, to establish, amend, or waive rules and regulations for the Investment Plan's administration and to make all other determinations which may be necessary or advisable for the administration of the Investment Plan. The Investment Plan provides that the Board of Directors may appoint a Plan Administrator to administer the Investment Plan, who shall serve at the discretion of the Board.

ELIGIBILITY

         The Investment Plan permits eligible employees (including any employee who also serves as a director of the Company) and directors of the Company to purchase Common Stock from the Company during an approximately two week period (known as a "window period") one or more times each year while the Investment Plan is in effect. All persons who are employees or directors of the Company during a window period will be eligible to participate with respect to such window period. Approximately 125 employees and directors were eligible to participate in the most recent window period which ended on February 28, 2000.

         Since participation in the Investment Plan is at the discretion of each employee and director, the Company is unable, at the present time, to determine the identity or number of executive officers, other key employees and directors who may elect to participate, and accordingly, who may be granted stock options under the Investment Plan in the future.

STOCK PURCHASES

         Window Periods

         A "window period" is the time period designated by the Company's Board of Directors during which eligible employees and directors may purchase shares of Common Stock under the Investment Plan. Window periods last approximately 15 days each, and occur at times designated by the Board. It is currently intended that the Board will continue to declare window periods at six month intervals.

         Amount to be Invested

         An employee or director must make an initial purchase of the Company's Common Stock through the Investment Plan in order to receive stock options under the Investment Plan. The Investment Plan provides that for each window period, the maximum aggregate fair market value of shares which may be purchased by an eligible employee or director is the greater of $50,000 or twice an employee's annual salary in effect on the first day of the applicable window period, and, in addition, for each two year period, is twice an employee's annual salary in effect at any time during the two year period, unless the Board of Directors approves a higher limit on a case-by-case basis. For any window period, no employee may purchase shares having an aggregate fair market value equal to less than one half of one percent of his or her base salary for that window period. For any window period, there is no minimum number of shares which must be purchased by a non-employee director, provided that the number of shares purchased by any director must be a whole number.

         Purchase Price

         The purchase price for the shares purchased under the Investment Plan will equal the average closing sales prices of a share of the Company's Common Stock during the applicable window period. There are no discounts for initial purchases under the Investment Plan.

         Delivery of Shares

         All shares which a participant purchases under the Investment Plan will be delivered two years from the date of purchase (the "two-year holding period"), provided that the full payment has been made, whether by cash or, if approved by shareholders, through the Company's payroll deduction program.

         Holding Period

         The holding period is the two-year period during which a participant must wait and retain the shares he or she purchased through the Investment Plan to qualify for the optimum benefit of exercising the stock options granted under the Investment Plan.

         If a participant has fully paid for the shares purchased under the Investment Plan prior to the end of the two-year holding period, the participant is entitled to sell or transfer such stock as he or she wishes, subject to the option forfeiture provisions contained in the Investment Plan and described below.

         Voting and Dividends

         In general, a participant will be able to vote and receive any dividends and other distributions paid with respect to the shares purchased by him or her under the Investment Plan.

         Payment for Shares

         When an eligible participant enrolls in the Investment Plan, he or she may indicate that the shares will be purchased by paying cash or, provided the shareholders approve this Proposal Three, if the participant is an employee, through payroll deductions or by a combination of cash and payroll deductions. For employees who pay for their stock through payroll deductions, the amount the employee will pay will equal the purchase price plus a fee that will equal the "prime" interest rate as provided in The Wall Street Journal on the last day of the applicable window period. Based on what the prime interest rate is at the time, the employee will be notified of what amount his or her fixed payments will be. Those payments will be handled as payroll deductions. The employee may determine the length of the payroll deduction period, as long as it does not extend beyond two years.

         If an employee starts paying for shares through payroll deductions but then directs the Plan Administrator to cease making deductions, the employee will forfeit any shares which are not fully paid for and any options related to shares which were originally to be paid for using payroll deductions, including those options corresponding to shares that have at that time already been paid for using payroll deductions.

STOCK OPTIONS

         The Match

         Whether a participant receives one, two or three options per share of stock purchased will depend on how well the goals of the Investment Plan are met as they relate to the Company's financial performance. The better the performance to targeted goals, the higher the match. The option-to-stock match is selected by the Board, and applies to all shares purchased under the Investment Plan during a window period. The match was one-for-one for the one window period that was established since the Investment Plan was adopted by the Board, although the match could be changed in the future, based on how well the goals of the Company have been met.

         The Investment Plan provides that notwithstanding any other provision of the Plan, no eligible participant may be granted stock options under any of the Company's benefit plans (including the Investment Plan) in any one fiscal year covering more than an aggregate of 250,000 shares of the Company's Common Stock (subject to adjustment in the event of a stock dividend, stock split, recapitalization or similar adjustment in the Company's capital structure).

         Option Price

         The option price will be the average of the closing sales prices of the Company's Common Stock on Nasdaq during the window period. For the window period ended February 28, 2000, such average price was $4.678 per share.

         Exercise Period

         Each option will expire 10 years and one day from the date it was granted.

         A participant must continue to be employed or serve as a director of the Company for at least two years to exercise stock options granted under the Investment Plan. If the participant retains the shares purchased during the window period, the options can be exercised at any time after the initial shares have been held for two years.

         If a participant sells any of the shares purchased under the Investment Plan before the end of the two-year holding period, then the options corresponding to the sold shares shall be automatically forfeited, unless the Board of Directors determines, in its sole discretion, that the employee has suffered a hardship that caused him or her to sell the shares. In the event of such a determination by the Board, and if no loan from the Company was used to purchase the shares, the options will not be forfeited, but the participant will have to wait five years from the date the options were granted and still be employed by the Company or serve as a director of the Company before the participant can exercise the related options.

         If the participant holds such shares for two years and remains employed by the Company or continue to serve as a director of the Company, he or she will then be able to exercise the related options. If shares are assigned to a bank as collateral or if they are held in street name, they will be treated as though they had been sold, and, accordingly, in most cases, the five year holding period described above will be applicable to the options.

         Non-Transferability

         Options are not transferable other than by will or by the laws of descent and distribution.

         Payment

         Full payment for the shares purchased upon exercise of options must be made when options are exercised. Full payment can be made to the Company either in cash or by turning over previously acquired shares of the Company's Common Stock that have an aggregate fair market value at the time of the exercise equal to the total cost of exercising the options, or by a combination of both approaches.

LAPSED AWARDS

         If any share purchase or option grant under the Investment Plan is canceled, terminates, expires or lapses for any reason, the shares purchased and/or any shares subject to such option shall again be available for purchase and/or grant under the Investment Plan.

NO RIGHT OF EMPLOYMENT

         No provision in the Investment Plan confers upon any participant the right to continue in the employment of the Company or any of its subsidiaries or affects any right which the Company may have to terminate the employment of the participant.

CHANGE IN CONTROL

         If a Change in Control (as defined) occurs: (i) all options granted under the Investment Plan which correspond to fully paid shares will become immediately exercisable and remain exercisable throughout their entire term;
(ii) all other options granted under the Investment Plan will be forfeited; and
(iii) the Company will deliver all fully paid shares and all remaining shares under the Investment Plan will be forfeited.

TERMINATION

         Regardless of the circumstances of a participant's termination of employment or service as a director, any shares of the Company's Common Stock purchased under the Investment Plan that are fully paid for are and remain the participant's shares. Any shares which have not yet been paid for at the time of termination will be forfeited. The treatment of the related stock option depends on the circumstances of the termination.

         In the event of death, all outstanding Investment Plan stock options corresponding to the number of shares that were fully paid for prior to a participant's death, and which are then exercisable, will remain exercisable at any time prior to their expiration date, or for one year after the date of death, whichever is sooner. Options will not be exercisable unless the participant has held them at least two years from the grant date. All other options granted to the participant under the Investment Plan will be forfeited.

         If employment or service as a director terminates for any reason other than death, the participant will forfeit options that correspond to any forfeited shares. Further, the participant will forfeit all other options if the two-year holding period or five-year requirement, if applicable, has not been met. If the participant leaves after satisfying either the two or five year requirement, whichever is applicable, he or she will then have 90 days from the effective termination date to exercise any of the then exercisable Investment Plan options which correspond to Investment Plan shares which have been fully paid for prior to termination (as determined by the Plan Administrator).

         The Investment Plan provides that notwithstanding any provision to the contrary, in the event that an employee continues to serve as a director or consultant to the Company or any of its subsidiaries after the employee ceases to be employed by the Company or any of its subsidiaries, the Board shall have the discretion to provide that the employee shall, for purposes of the Investment Plan, be deemed to continue in the employment of the Company until such time as the person ceases to serve as a director of, consultant to or employee of the Company or any of its subsidiaries.

ADJUSTMENTS

         In the event of any merger, reorganization, recapitalization, stock dividend, stock split or similar changes in the Company's capital stock, an equitable adjustment will be made in the number and class of shares which may be purchased under the Investment Plan, the maximum number of options that may be granted to any one person in any fiscal year and the number and class of and/or price of outstanding shares under the Plan and shares subject to outstanding options granted under the Investment Plan.

TERMINATION, AMENDMENT AND MODIFICATION OF THE PLAN

         The Board of Directors may at any time terminate, amend or modify the Investment Plan except that no such termination, amendment or modification will adversely affect in any material way any shares previously purchased under the Investment Plan or any option previously granted under the Investment Plan. In the absence of an amendment adopted by the Board to extend the Investment Plan, the Investment Plan will end on January 25, 2010.

FEDERAL INCOME TAX CONSEQUENCES

         BECAUSE OF THE COMPLEXITY OF THE FEDERAL INCOME TAX LAWS AND THE APPLICATION OF VARIOUS STATE INCOME TAX LAWS, THE FOLLOWING DISCUSSION OF TAX CONSEQUENCES IS GENERAL IN NATURE AND PARTICIPANTS ARE ADVISED TO CONSULT THEIR PERSONAL TAX ADVISORS.

         A participant does not pay taxes on the stock initially purchased through the Investment Plan nor on the stock options at the time that the participant receives them, nor is the Company entitled to a tax deduction at that time.

         Once options are exercised, the participant is required to pay federal and state taxes at the same rate as the participant's ordinary income, but only on the increased value of the stock. The Company will be entitled to a tax deduction equal to the amount of ordinary income recognized by the optionee.

         For example, if a participant exercises an option to buy 100 shares at $20 and the fair market value of the stock on the day of purchase is $30, the participant's taxable income is $1,000 ($3,000 - $2,000). The participant's new tax basis for future gains or losses is $30 rather than $20.

         When the participant sells any shares of stock, he or she is subject to tax on any previously untaxed gain at capital gains rates.

         Continuing the above example, if the participant sells 100 shares of stock at $45, the previously untaxed gain for calculating capital gains is $1,500 ($4,500 [sales proceeds] - $3,000 [the new tax basis as indicated above]).

         The Company has the right to deduct or withhold, or require a participant to remit to the Company an amount sufficient to satisfy federal, state and local taxes required by law to be withheld with respect to any taxable event arising as a result of the Investment Plan.

         The Investment Plan is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974 ('ERISA'), and is not qualified under Section 401 of the Internal Revenue Code of 1986, as amended.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL THREE - AUTHORIZATION TO USE PAYROLL DEDUCTIONS AND ASSOCIATED LOANS UNDER THE
                                INVESTMENT PLAN.

                                  OTHER MATTERS

COSTS

         The Company will pay the costs of soliciting proxies. In addition to solicitation by mail, proxies may be solicited personally or by telephone or telegraph by regular employees of the Company and its subsidiaries. Brokerage houses and other custodians, nominees and fiduciaries will be requested to forward soliciting material to their principals, and the Company will, upon request, reimburse them for the reasonable expense of doing so.

RELATIONSHIP WITH INDEPENDENT ACCOUNTANTS

         KPMG Peat Marwick, certified public accountants, have been selected by the Board of Directors to audit and report on the Company's financial statements for the year ending December 31, 2000. A representative of that firm is expected to be present at the Annual Meeting and will have an opportunity to make a statement if he or she so desires. The representative is expected to be available to respond to appropriate questions from stockholders.

OTHER MATTERS TO BE PRESENTED

         The Board of Directors does not know of any matters, other than those referred to in the accompanying Notice of the Annual Meeting, to be presented at the Annual Meeting for action by stockholders. However, if any other matters are properly brought before the Annual Meeting or any adjournment thereof, it is intended that votes will be cast with respect to those matters, pursuant to the proxies, in accordance with the best judgment of the persons acting under the proxies.

STOCKHOLDER PROPOSALS

         If you wish to have a proposal included in the Company's proxy statement and form of proxy for next year's annual meeting, the proposal must be received by the Company at its principal executive offices by February 9, 2001. The Company will not be required to include in its proxy statement a stockholder proposal which is received after that date or which otherwise fails to meet the requirements for stockholder proposals established by the SEC. Stockholders interested in submitting a proposal are advised to contact knowledgeable counsel with regard to the requirements of applicable securities laws. The submission of a stockholder proposal does not guarantee that it will be included in the Company's proxy statement. In order for a stockholder proposal to be considered at next year's Annual Meeting (but not included in the proxy statement for such meeting), the proposal must be received by the Company in writing by April 25, 2001.

         In addition, under the Company's By-Laws, if you wish to have a proposal or nomination considered at next year's annual meeting, but not included in the proxy statement and form of proxy for that meeting, the proposal or nomination must be received by the Company's Secretary at the Company's principal executive offices during the period commencing 90 days prior to the meeting and ending on the later of the 60th day prior to the meeting or the 10th day after the meeting date is publicly announced. In the event that the Company does not receive timely notice with respect to such a proposal or nomination, management of the Company would use its discretionary authority to vote the shares it represents as the Board of Directors may recommend. Your submission must include certain specified information concerning the proposal or nominee and information as to your ownership of Common Stock of the Company. Proposals or nominations not meeting these requirements will not be entertained at next year's annual meeting.



                       By Order of the Board of Directors,

June 9, 2000                     Drew Karazin, Secretary


         A COPY OF THE COMPANY'S ANNUAL REPORT TO STOCKHOLDERS FOR THE YEAR ENDED DECEMBER 31, 1999, INCLUDING CONSOLIDATED FINANCIAL STATEMENTS, ACCOMPANIES THIS PROXY STATEMENT. THE ANNUAL REPORT IS NOT TO BE REGARDED AS PROXY SOLICITING MATERIAL OR AS A COMMUNICATION BY MEANS OF WHICH ANY SOLICITATION IS TO BE MADE.

                              BIONX IMPLANTS, INC.

                  ANNUAL MEETING OF STOCKHOLDERS, JULY 12, 2000

         The undersigned hereby appoints Gerard Carlozzi and Drew Karazin, and each with full power to act without the other, as proxies, with full power of substitution, for and in the name of the undersigned to vote and act with respect to all shares of common stock of Bionx Implants, Inc. (the "Company") standing in the name of the undersigned on June 5, 2000, or with respect to which the undersigned is entitled to vote and act, at the Annual Meeting of Stockholders of the Company to be held on July 12, 2000 and at any and all adjournments thereof, with all the powers the undersigned would possess if personally present, and particularly, but without limiting the generality of the foregoing, the matters described on the reverse side of this proxy. All shares represented by proxy will be voted in accordance with the instructions, if any, given in such proxy. A stockholder may abstain from voting on any proposal or may withhold authority to vote for any nominee(s) by so indicating on the reverse side.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The votes represented by this proxy will be voted as marked by you. However, if you execute and return the proxy unmarked, such votes will be voted "FOR" all of the proposals. Please mark each box with an "x."

           The Board of Directors Recommends a Vote "FOR" all proposals.

         1. Election of Directors: (Anthony J. Dimun and David H. MacCallum have been nominated)

               FOR         WITHHELD           Withheld Authority
                                              to vote for the following only:
                                              (write the nominee's name in
                                              the space below)
               [  ]          [  ]
                                              ------------------------------

         2. Approve the proposed amendment to the Stock Option/Stock Issuance Plan.

                  FOR         AGAINST         ABSTAIN

                 [  ]            [  ]           [  ]

         3. Approve the proposal to authorize payroll deductions and associated loans under the Investment Plan.

                  FOR         AGAINST         ABSTAIN

                 [  ]            [  ]           [  ]


         4. In their discretion, proxies shall be authorized to vote upon such other matters as may properly be brought before the meeting or any adjournment thereof.

When shares are held as joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in the full corporate name by president or other authorized officer. If a partnership, please sign in the partnership name by authorized person.

Dated:           ,  2000
      -----------

--------------------------------
Signature



--------------------------------
Signature if held jointly


PLEASE SIGN, DATE, AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                              BIONX IMPLANTS, INC.
                      1996 STOCK OPTION/STOCK ISSUANCE PLAN
                 (AS AMENDED AND RESTATED THROUGH JUNE 1, 2000)
                 (LANGUAGE TO BE APPROVED BY SHAREHOLDERS AT THE
                    2000 ANNUAL MEETING HAS BEEN UNDERLINED)

                                   ARTICLE ONE

                               GENERAL PROVISIONS


         I.       PURPOSE OF THE PLAN

                  This 1996 Stock Option/Stock Issuance Plan is intended to promote the interests of Bionx Implants, Inc., a Pennsylvania corporation, by providing eligible persons with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to remain in the service of the Corporation.

                  Capitalized terms shall have the meanings assigned to such terms in the attached Appendix.

         II.      STRUCTURE OF THE PLAN

                  A. The Plan shall be divided into four separate equity programs:

                           (i) the Discretionary Option Grant Program under which eligible persons may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock,

                           (ii) the Salary Investment Option Grant Program under which eligible employees may elect to have a portion of their base salary invested each year in options to purchase shares of Common Stock,

                           (iii) the Stock Issuance Program under which eligible persons may, at the discretion of the Plan Administrator, be issued shares of Common Stock directly, either through the immediate purchase of such shares or as a bonus for services rendered the Corporation (or any Parent or Subsidiary), and

                           (iv) the Automatic Option Grant Program under which Eligible Directors shall automatically receive option grants at periodic intervals to purchase shares of Common Stock.

                  B. The provisions of Articles One and Six shall apply to all equity programs under the Plan and shall accordingly govern the interests of all persons under the Plan.

         III.     ADMINISTRATION OF THE PLAN


                  A. Each Plan Administrator shall, within the scope of its administrative functions under the Plan, have full power and authority (subject to the provisions of the Plan) to establish such rules and regulations as it may deem appropriate for proper administration of the Discretionary Option Grant, Salary Investment Option Grant and Stock Issuance Programs and to make such determinations under, and issue such interpretations of, the provisions of such programs and any outstanding options or stock issuances thereunder as it may deem necessary or advisable. Decisions of the Plan Administrator within the scope of its administrative functions under the Plan shall be final and binding on all parties who have an interest in the Discretionary Option Grant, Salary Investment Option Grant or Stock Issuance Program under its jurisdiction or any option or stock issuance thereunder.

                  C. Administration of the Automatic Option Grant Program shall be self-executing in accordance with the terms of that program, and no Plan Administrator shall exercise any discretionary functions with respect to option grants made thereunder.

         IV. ELIGIBILITY

                  A. The persons eligible to participate in the Discretionary Option Grant and Stock Issuance Programs are as follows:

                   (i) Employees;

                   (ii) non-employee members of the Board or of the board of directors of any Parent or Subsidiary;

                   (ii) consultants and other independent advisors who provide services to the Corporation (or any Parent or Subsidiary).

                  B. Only Employees shall be eligible to participate in the Salary Investment Option Grant Program.

                  C. Only non-employee members of the Board shall be eligible to participate in the Automatic Option Grant Program.

                  D. Each Plan Administrator shall, within the scope of its administrative jurisdiction under the Plan and subject to the terms and conditions of the Plan, have full authority to determine, (i) with respect to the option grants under the Discretionary Option Grant and Salary Investment Option Grant Programs, which eligible persons are to receive option grants, the time or times at which such option grants are to be made, the number of shares to be covered by each such grant, the status of the granted option as either an Incentive Option or a Non-Statutory Option, the time or times at which each option is to become exercisable, the vesting schedule (if any) applicable to the option shares and the maximum term for which the option is to remain outstanding and (ii) with respect to stock issuances under the Stock Issuance Program, which eligible persons are to receive stock issuances, the time or times when such issuances are to be made, the number of shares to be issued to each Participant, the vesting schedule (if any) applicable to the issued shares and the consideration to be paid by the Participant for such shares.

                  E. The Plan Administrator shall have the absolute discretion either to grant options in accordance with the Discretionary Option Grant and/or Salary Investment Option Grant Program or to effect stock issuances in accordance with the Stock Issuance Program.

                  F. The individuals eligible to participate in the Automatic Option Grant Program shall be those individuals who first become non-employee Board members after the Effective Conversion/IPO Date, whether through appointment by the Board or election by the Corporation's stockholders, and those individuals who continue to serve as non-employee Board members after the Effective Conversion/IPO Date. A non-employee Board member who has previously been in the employ of the Corporation (or any Parent or Subsidiary) shall not be eligible to receive an option grant under the Automatic Option Grant Program at the time he or she first becomes a non-employee Board member; any such individual shall be eligible to receive periodic option grants under the Automatic Option Grant Program upon his or her continued service as a non-employee Board member for a period of at least one year after or she ceases serving as an Employee, but in no event prior to the Effective Conversion/IPO Date.

         V.       STOCK SUBJECT TO THE PLAN

                  A. The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Corporation on the open market. The maximum number of shares of Common Stock which may be issued over the term of the Plan shall not exceed 850,000 shares, plus an annual increase to be added on July 31 of each year beginning in
        ------------------------------------------------------------------------
the year 2000 equal to the lesser of (i) 5% of the outstanding Shares (on a non-
--------------------------------------------------------------------------------
diluted basis) on such date or (ii) an amount specified by the Board of
-----------------------------------------------------------------------
Directors.
----------

                  B. No one person participating in the Plan may receive options, separately exercisable stock appreciation rights and direct stock issuances for more than 278,947 shares of Common Stock (as adjusted for the Corporation's 1 for 1.9 reverse stock split effected in February 1997) per calendar year.

                  C. Shares of Common Stock subject to outstanding options shall be available for subsequent issuance under the Plan to the extent (i) the options expire or terminate for any reason prior to exercise in full or (ii) the options are canceled in accordance with the cancellation-regrant provisions of Article Two. Unvested shares issued under the Plan and subsequently canceled or repurchased by the Corporation at the original issue price paid per share shall be added back to the number of shares of Common Stock available for subsequent issuance under the Plan. However, should the exercise price of an option under the Plan be paid with shares of

Common Stock in accordance with the provisions of the Plan or should shares of Common Stock otherwise issuable under the Plan be withheld by the Corporation in satisfaction of the withholding taxes incurred in connection with the exercise of an option or the vesting of a stock issuance under the Plan, then the number of shares of Common Stock available for issuance under the Plan shall be reduced by the gross number of shares for which the option is exercised or which vest under the stock issuance, and not by the net number of shares of Common Stock issued to the holder of such option or stock issuance.

                  D. Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the number and/or class of securities for which any one person may be granted options, separately exercisable stock appreciation rights and direct stock issuances per calendar year, (iii) the number and/or class of securities for which automatic option grants are to be subsequently made per Eligible Director under the Automatic Option Grant program and (iv) the number and/or class of securities and the exercise price per share in effect under each outstanding option in order to prevent the dilution or enlargement of benefits thereunder. The adjustments determined by the Plan Administrator shall be final, binding and conclusive.

                                   ARTICLE TWO

                       DISCRETIONARY OPTION GRANT PROGRAM


         I.       OPTION TERMS

                  Each option shall be evidenced by one or more documents in the form approved by the Plan Administrator; provided, however, that each such document shall comply with the terms specified below. Each document evidencing an Incentive Option shall, in addition, be subject to the provisions of the Plan applicable to such options.

                  A.       EXERCISE PRICE.

                           1. The exercise price per share shall be fixed by the
Plan Administrator but, subject to Section I, A, 3 of this Article Two and except as provided in Section I, A, 3 of this Article Two, shall not be less than the Fair Market Value per share of Common Stock on the option grant date.

                           2. The exercise price shall become immediately due
upon exercise of the option and shall, subject to the provisions of Section I of Article Six and the documents evidencing the option, be payable in one or more of the forms specified below:

                              (i) cash or check made payable to the Corporation,

                              (ii) if permitted by the Plan Administrator at the
     time of grant or the time of exercise, shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date, or

                              (iii) after the Effective IPO Date and to the
     extent the option is exercised for vested shares, through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable written instructions to (a) a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise and (b) the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction.

Except to the extent such sale and remittance procedure is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

                  3. It is acknowledged that prior to the formal adoption of the Plan, commitments were made to grant options to certain Employees at specified option exercise prices which, at the time such commitments were made, were intended to represent the fair market value of the Common Stock. Notwithstanding any provision herein to the contrary, options covering the following number of shares (prior to adjustment for the Corporation's 1 for 1.9 reverse stock split effected in February 1997) may be granted to the following persons at the following exercise prices (prior to adjustment for the Corporation's 1 for 1.9 reverse stock split effected in February 1997) pursuant to the Discretionary Option Grant Program:

        NAME            NUMBER OF SHARES                    EXERCISE PRICE

 David Anderson            526,316                              $.475
 Stephen Lubischer          75,000                              $2.50
 John Waters                25,000                              $2.50
 Lisa Heckman                4,000                              $2.50
 Liz Eckman                  2,500                              $2.50
 Lou Baal                    2,500                              $2.50
 Michael Martin              2,500                              $2.50

                  B. EXERCISE AND TERM OF OPTIONS. Each option shall be exercisable at such time or times, during such period and for such number of shares as shall be determined by the Plan Administrator and set forth in the documents evidencing the option. Notwithstanding the foregoing, (i) no option shall have a term in excess of ten (10) years measured from the option grant date and (ii) while there are any shares of Series A Preferred Stock outstanding, unless each of the members of the Plan Administrator concurs, no option other than the above-mentioned options granted to Messrs. Anderson and Lubischer shall vest at a rate greater than 20% per year, subject to provisions in the Plan relating to acceleration of options in connection with specific events.

                  C. EFFECT OF TERMINATION OF SERVICE.

                  1. The following provisions shall govern the exercise of any options held by the Optionee at the time of cessation of Service or death:

                              (i) Any option outstanding at the time of the
     Optionee's cessation of Service for any reason shall remain exercisable for such period of time thereafter as shall be determined by the Plan Administrator and set forth in the documents evidencing the option (or, in the absence of any provision in such documents, for a period of one year after termination resulting from death or Permanent Disability, for no period of time should the Optionee's Service be terminated for Misconduct or be terminated by the Optionee in circumstances which do not constitute Involuntary Termination, and for 90 days after any other type of termination), but no such option shall be exercisable after the expiration of the option term.

                              (ii) Any option exercisable in whole or in part by
     the Optionee at the time of death may be subsequently exercised by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution.

                              (iii) During the applicable post-Service exercise
     period, the option may not be exercised in the aggregate for more than the number of vested shares for which the option is exercisable on the date of the Optionee's cessation of Service. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee's cessation of Service, terminate and cease to be outstanding to the extent it is not otherwise at that time exercisable for vested shares.

                              (iv) Should the Optionee's Service be terminated
     for Misconduct, then all outstanding options held by the Optionee shall terminate immediately and cease to be outstanding.

                              (v) In the event of an Involuntary Termination
     following a Corporate Transaction, the provisions of Section III of this Article Two shall govern the period for which the outstanding options are to remain exercisable following the Optionee's cessation of Service and shall supersede any provisions to the contrary in this Section I.

                           2. The Plan Administrator shall have the discretion,
exercisable either at the time an option is granted or at any time while the option remains outstanding, to:

                              (i) extend the period of time for which the option
is to remain exercisable following the Optionee's cessation of Service from the period otherwise in effect for that option to such greater period of time as the Plan Administrator shall deem appropriate, but in no event beyond the expiration of the option term, and/or

                              (ii) at any time after the Effective IPO Date,
permit the option to be exercised, during the applicable post-Service exercise period, not only with respect to the number of vested shares of Common Stock for which such option is exercisable at the time of the Optionee's cessation of Service but also with respect to one or more additional installments in which the Optionee would have vested under the option had the Optionee continued in Service.

                  D. STOCKHOLDER RIGHTS. The holder of an option shall have no stockholder rights with respect to the shares subject to the option until such person shall have exercised the option, paid the exercise price and become a holder of record of the purchased shares.

                  E. LIMITED TRANSFERABILITY OF OPTIONS. Except as provided in the balance of this paragraph, no Option granted under this Plan shall be transferable otherwise than by will or the law of descent and distribution following the Optionee's death, and during the lifetime of the Optionee, shall be exercisable only by him or for his benefit by his attorney in fact or guardian. A Non-Statutory Option may, in connection with the Optionee's estate plan and with the approval of the Plan Administrator, be assigned in whole or in part during the Optionee's lifetime to one or more members of the Optionee's immediate family or to a trust established exclusively for one or more such family members. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate.

         II.      INCENTIVE OPTIONS

                  The terms specified below shall be applicable to all Incentive Options. Except as modified by the provisions of this Section II, all the provisions of Articles One, Two and Six shall be applicable to Incentive Options. Options which are specifically designated as Non-Statutory Options when issued under the Plan shall not be subject to the terms of this Section II.

                 A. ELIGIBILITY. Incentive Options may only be granted to Employees.

                 B. DOLLAR LIMITATION. The aggregate Fair Market Value (determined as of the respective date or dates of grant) of the shares of Common Stock for which one or more options granted to any Employee under the Plan (or any other option plan of the Corporation or any Parent or Subsidiary) may for the first time become exercisable as Incentive Options during any one (1) calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two (2) or more such options which become exercisable for the fiat time in the same calendar year, the foregoing limitation on the exercisability of such options as Incentive Options shall be applied on the basis of the order in which such options are granted.

                 C. 10% STOCKHOLDER. If any Employee to whom an Incentive Option is granted is a 10% Stockholder, then the exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the option grant date, and the option term shall not exceed five
(5) years measured from the option grant date.

         III.    CORPORATE TRANSACTION/CHANGE IN CONTROL

                 A. In the event of any Corporate Transaction, each outstanding option shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable for all of the shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. However, an outstanding option, other than a "Specially Designated Option", shall not so accelerate if and to the extent: (i) such option is, in connection with the Corporate Transaction, either to be assumed by the successor corporation (or parent thereof) or to be replaced with a comparable option to purchase shares of the capital stock of the successor corporation (or parent thereof), (ii) such option is to be replaced with a cash incentive program of the successor corporation which preserves the spread existing on the unvested option shares at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to such option or (iii) the acceleration of such option is subject to other limitations imposed by the Plan Administrator at the time of the option grant. The determination of option comparability under clause (i) above shall be made by the Plan Administrator, and its determination shall be final, binding and conclusive. For purposes of this Plan, the term "Specially Designated Option" shall mean an option which the Plan Administrator determines, at the time of grant or at any time thereafter, shall be excluded from the operation of the second sentence of this paragraph A (such determination to be reflected by designating such option as a "Specially Designated Option").

                  B. Immediately following the consummation of the Corporate Transaction, all outstanding options shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof).

                  C. Each option which is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Optionee upon consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to (i) the number and class of securities available for issuance under the Plan on both an aggregate and per individual basis following the consummation of such Corporate Transaction and
(ii) the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same.

                  D. Any options which are assumed or replaced in the Corporate Transaction and do not otherwise accelerate at that time shall automatically accelerate in the event the Optionee's Service should subsequently terminate by reason of an Involuntary Termination within eighteen (18) months following the effective date of such Corporate Transaction. Any options so accelerated shall remain exercisable until the earlier of (i) the expiration of the option term or
(ii) the expiration of the one (1) year period measured from the effective date of the Involuntary Termination.

                  E. In the event of a Change in Control, each outstanding Specially Designated Option shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Change in Control, become fully exercisable for all of the shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully-vested shares of Common Stock; any Specially Designated Options so accelerated shall remain exercisable until the expiration of the option term. In the event of a Change in Control, each outstanding option which is not a Specially Designated Option shall automatically accelerate in the event the Optionee's Service should terminate by reason of an Involuntary Termination within eighteen (18) months following the effective date of a Change in Control; any options so accelerated shall remain exercisable until the earlier of (i) the expiration of the option term or (ii) the expiration of the one (1) year period measured from the effective date of the Involuntary Termination.

                  F. The portion of any Incentive Option accelerated in connection with a Corporate Transaction or Change in Control shall remain exercisable as an Incentive Option only to the extent the applicable One Hundred Thousand Dollar limitation is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Non-Statutory Option under the Federal tax laws.

                  G. The grant of options under the Discretionary Option Grant Program shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

         IV.      CANCELLATION AND REGRANT OF OPTIONS

                  The Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected option holders, the cancellation of any or all outstanding options under the Discretionary Option Grant Program and to grant in substitution new options covering the same or different number of shares of Common Stock but with an exercise price per share based on the Fair Market Value per share of Common Stock on the new option grant date.

                  V.       STOCK APPRECIATION RIGHTS

                  A. The Plan Administrator shall have full power and authority to grant to selected Optionees tandem stock appreciation rights and/or limited stock appreciation rights.

                  B. The following terms shall govern the grant and exercise of tandem stock appreciation rights:

                              (i) One or more Optionees may be granted the
right, exercisable upon such terms as the Plan Administrator may establish, to elect between the exercise of the underlying option for shares of Common Stock and the surrender of that option in exchange for a distribution from the Corporation in an amount equal to the excess of (a) the Fair Market Value (on the option surrender date) of the number of shares in which the Optionee is at the time vested under the surrendered option (or surrendered portion thereof) over (b) the aggregate exercise price payable for such shares.

                              (ii) No such option surrender shall be effective
unless it is approved by the Plan Administrator either at the time of the actual option surrender or at an earlier time. If the surrender is so approved, then the distribution to which the Optionee shall be entitled may be made in shares of Common Stock valued at Fair Market Value on the option surrender date, in cash, or partly in shares and partly in cash, as the Plan Administrator shall in its sole discretion deem appropriate.

                                    (iii) If the surrender of an option is
     rejected by the Plan Administrator, then the Optionee shall retain whatever rights the Optionee had under the surrendered option (or surrendered portion thereof) on the option surrender date and may exercise such rights at any time prior to the later of (a) five (5) business days after the receipt of the rejection notice or (b) the last day on which the option is otherwise exercisable in accordance with the terms of the documents evidencing such option, but in no event may such rights be exercised more than ten (10) years after the option grant date.

                  C. The following terms shall govern the grant and exercise of limited stock appreciation rights:

                                    (i) One or more Section 16 Insiders may be
     granted limited stock appreciation rights with respect to their outstanding options.

                                    (ii) Upon the occurrence of a Hostile
     Take-Over, each such individual holding one or more options with such a limited stock appreciation right shall have the unconditional right (exercisable for a thirty (30)-day period following such Hostile Take-Over) to surrender each such option to the Corporation, to the extent the option is at the time exercisable for vested shares of Common Stock. In return for the surrendered option, the Optionee shall receive a cash distribution from the Corporation in an amount equal to the excess of (a) the Take-Over Price of the shares of Common Stock which are at the time vested under each surrendered option (or surrendered portion thereof) over (b) the aggregate exercise price payable for such shares. Such cash distribution shag be paid within five (5) days following the option surrender date.

                                    (iii) Neither the approval of the Plan
     Administrator nor the consent of the Board shall be required in connection with such option surrender and cash distribution.

                                    (iv) The balance of the option (if any)
     shall continue in full force and effect in accordance with the documents evidencing such option.

                                  ARTICLE THREE

                     SALARY INVESTMENT OPTION GRANT PROGRAM

         I.       OPTION GRANTS

                  The Plan Administration shall have the sole and exclusive authority to determine the calendar year or years (if any) for which the Salary Investment Option Program is to be in effect and to select the Employees eligible to participate in the Salary Investment Option Grant Program for those calendar year or years; provided, however, that the Salary Investment Program shall not be in effect at any time prior to the Effective Conversion Date. Each selected Employee who elects to participate in the Salary Investment Option Grant Program must, prior to the start of each calendar year of participation, file with the Plan Administrator (or its designate) an irrevocable authorization directing the Corporation to reduce his or her base salary for that calendar year by a designated multiple of one percent (1%). However, the amount of such salary reduction must be not less than Five Thousand Dollars ($5,000.00) and must not be more than the lesser of (i) twenty percent (20%) of his or her rate of base salary for the calendar year or (ii) Twenty Thousand Dollars ($20,000.00). Each individual who files a proper salary reduction authorization shall automatically be granted an option under this Salary Investment Option Grant Program on the first trading day in January of the calendar year for which that salary reduction is to be in effect.

         II.      OPTION TERMS

                  Each option shall be a Non-Statutory Option evidenced by one or more documents in the form approved by the Plan Administrator; provided, however, that each such document shall comply with the terms specified below.

                  A. EXERCISE PRICE.

                     1. The exercise price per share shall be thirty-three and one-third percent (33-1/3%) of the Fair Market Value per share of Common Stock on the option grant date.

                     2. The exercise price shall become immediately due upon exercise of the option and shall be payable in one or more of the alternative forms authorized under the Discretionary Option Grant Program. Except to the extent the sale and remittance procedure specified thereunder is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

                  B. NUMBER OF OPTION SHARES. The number of shares of Common Stock subject to the option shall be determined pursuant to the following formula (rounded down to the nearest whole number):

                  X        = A / (B x 66-2/3%), where

                  X        is the number of option shares,

                  A is the dollar amount of the Optionee's base salary reduction for the calendar year; and

                  B is the Fair Market Value per share of Common Stock on the option grant date.

                  C. EXERCISE AND TERM OF OPTIONS. The option shall become exercisable in a series of twelve (12) successive equal monthly installments upon the Optionee's completion of each calendar month of Service in the calendar year for which the salary reduction is in effect. Each option shall have a maximum term of ten (10) years measured from the option grant date.

                  D. EFFECT OF TERMINATION OF SERVICE. Should the Optionee cease Service for any reason while holding one or more options under this Article Three, then each such option shall remain exercisable, for any or all of the shares for which the option is exercisable at the time of such cessation of Service, until the earlier of (i) the expiration of the ten (10)-year option term or (ii) the expiration of the two (2)-year period measured from the date of such cessation of Service. Should the Optionee die while holding one or more options under this Article Three, then each such option may be exercised, for any or all of the shares for which the option is exercisable at the time of the Optionee's cessation of Service (less any shares subsequently purchased by the Optionee prior to death), by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution. Such right of exercise shall lapse, and the option shall terminate, upon the earlier of (i) the expiration of the ten (10)-year option term or (ii) the two
(2)-year period measured from the date of the Optionee's cessation of Service. However, the option shall, immediately upon the Optionee's cessation of Service for any reason, terminate and cease to remain outstanding with respect to any and all shares of Common Stock for which the option is not otherwise at that time exercisable.


         III.     CORPORATE TRANSACTION/CHANGE IN CONTROL

                  A. In the event of any Corporate Transaction while the Optionee remains in Service, each outstanding option held by such Optionee under this Salary Investment Option Grant Program shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable for all of the shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. Each such outstanding option shall be assumed by the successor corporation (or parent thereof) in the Corporate Transaction and shall remain exercisable for the fully-vested shares until the earlier of (i) the expiration of the option term or (ii) the expiration of the two (2)-year period measured from the date of Optionee's cessation of Service.

                  B. In the event of a Change in Control while the Optionee remains in Service, each outstanding option held by such Optionee under this Salary Investment Option Grant Program shall automatically accelerate so that each such option shall immediately become fully exercisable for all of the shares of Common Stock at the time subject to such option and may be exercised for any or all of such shares as fully-vested shares of Common Stock. The option shall remain so exercisable until the earlier of (i) the expiration of the option term or (ii) the expiration of the two (2)-year period measured from the date of the Optionee's cessation of Service.

                  C. Upon the occurrence of a Hostile Take-Over, the Optionee shall have a thirty (30)-day period in which to surrender to the Corporation each of his or her outstanding option grants. The Optionee shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the shares of Common Stock at the time subject to each surrendered option (whether or not the Optionee is otherwise at the time vested in those shares) over (ii) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the surrender of the option to the Corporation. No approval or consent of the Board or any Plan Administrator shall be required in connection with such option surrender and cash distribution.

                  D. The grant of options under the Salary Investment Option Grant Program shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

         IV.      REMAINING TERMS

                  The remaining terms of each option granted under the Salary Investment Option Grant Program shall be the same as the terms in effect for option grants made under the Discretionary Option Grant Program.

                                  ARTICLE FOUR

                             STOCK ISSUANCE PROGRAM

         I.       STOCK ISSUANCE TERMS

                  Shares of Common Stock may be issued under the Stock Issuance Program at any time after the Effective Conversion Date through direct and immediate issuances without any intervening option grants. Each such stock issuance shall be evidenced by a Stock Issuance Agreement which complies with the terms specified below.

                  A.   PURCHASE PRICE.

                       1. The purchase price per share shall be fixed by the Plan Administrator, but shall not be less than the Fair Market Value per share of Common Stock on the stock issuance date.

                       2. Subject to the provisions of Section I of Article Six, shares of Common Stock may be issued under the Stock Issuance Program for any of the following items of consideration which the Plan Administrator may deem appropriate in each individual instance:

                  (i)  cash or check made payable to the Corporation, or

                  (ii) past services rendered to the Corporation (or any Parent or Subsidiary).

                  B.   VESTING PROVISIONS.

                       1. Shares of Common Stock issued under the Stock Issuance Program may, in the discretion of the Plan Administrator, be fully and immediately vested upon issuance or may vest in one or more installments over the Participant's period of Service or upon attainment of specified performance objectives. The elements of the vesting schedule applicable to any unvested shares of Common Stock issued under the Stock Issuance Program, namely:

                  (i) the Service period to be completed by the Participant or the performance objectives to be attained,

                  (ii) the number of installments in which the shares are to vest,

                  (iii) the interval or intervals (if any) which are to lapse between installments, and

                  (iv) the effect which death, Permanent Disability or other event designated by the Plan Administrator is to have upon the vesting schedule, shall be determined by the Plan Administrator and incorporated into the Stock Issuance Agreement.

                  2. Any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) which the Participant may have the right to receive with respect to the Participant's unvested shares of Common Stock by reason of any stock dividend, stock split, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration shall be issued subject to (i) the same vesting requirements applicable to the Participant's unvested shares of Common Stock and
(ii) such escrow arrangements as the Plan Administrator shall deem appropriate.

                  3. The Participant shall have full stockholder rights with respect to any shares of Common Stock issued to the Participant under the Stock Issuance Program, whether or not the Participant's interest in those shares is vested. Accordingly, the Participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares.

                  4. Should the Participant cease to remain in Service while holding one or more unvested shares of Common Stock issued under the Stock Issuance Program or should the performance objectives not be attained with respect to one or more such unvested shares of Common Stock, then those shares shall be immediately surrendered to the Corporation for cancellation, and the Participant shall have no further stockholder rights with respect to those shares. To the extent the surrendered shares were previously issued to the Participant for consideration paid in cash or cash equivalent (including the Participant's purchase-money indebtedness), the Corporation shall repay to the Participant the cash consideration paid for the surrendered shares and shall cancel the unpaid principal balance of any outstanding purchase-money note of the Participant attributable to such surrendered shares.

                  5. The Plan Administrator may in its discretion waive the surrender and cancellation of one or more unvested shares of Common stock (or other assets attributable thereto) which would otherwise occur upon the cessation of the Participant's Service or the non-completion of the vesting schedule applicable to such shares. Such waiver shall result in the immediate vesting of the Participant's interest in the shares of Common Stock as to which the waiver applies. Such waiver may be effected at any time, whether before or after the Participant's cessation of Service or the attainment or nonattainment of the applicable performance objectives.

         II.      CORPORATE TRANSACTION/CHANGE IN CONTROL

                  A. All of the outstanding repurchase rights under the Stock Issuance Program shall terminate automatically, and all the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Corporate Transaction, except to the extent (i) those repurchase rights are assigned to the successor corporation (or parent thereof) in connection with such Corporate Transaction or (ii) such accelerated vesting is precluded by other limitations imposed in the Stock Issuance Agreement.

                  B. Any repurchase rights that are assigned in the Corporate Transaction shall automatically terminate, and all the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event the Participant's Service should subsequently terminate by reason of an Involuntary Termination within eighteen (18) months following the effective date of such Corporate Transaction.

                  C. All of the outstanding repurchase rights under the Stock Issuance Program shall terminate automatically, and all the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event the Optionee's service should terminate by reason of an Involuntary Termination within eighteen (18) months following the effective date of a Change in Control.

         III.     SHARE ESCROW/LEGENDS

                  Unvested shares may, in the Plan Administrator's discretion, be held in escrow by the Corporation until the Participant's interest in such shares vests or may be issued directly to the Participant with restrictive legends on the certificates evidencing those unvested shares.

                                  ARTICLE FIVE

                         AUTOMATIC OPTION GRANT PROGRAM

         I.       OPTION TERMS

                  A. GRANT DATES. Option grants shall be made on the dates specified below:

                        1. Each Eligible Director who is first elected or appointed as a non-employee Board member after the Effective Conversion/IPO Date shall automatically be granted, on the date of such initial election or appointment, a Non-Statutory Option to purchase 10,000 shares of Common Stock.

                        2. On the date of each Annual Stockholders Meeting after the Effective Conversion/IPO Date, each individual who is to continue to serve as an Eligible Director shall automatically be granted a Non-Statutory Option to purchase an additional 10,000 shares of Common Stock, provided such individual has served as a non-employee Board member for at least six (6) months. There shall be no limit on the number of such 10,000 share option grants any one Eligible Director may receive over his or her period of Board service; provided, however, that the Board may terminate the Automatic Option Grant Program at any time (in which case no further option grants shall be made pursuant to such Program).

                  B.    EXERCISE PRICE.

                        1. The exercise price per share shall be equal to one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

                        2. The exercise price shall be payable in one or more of the alternative forms authorized under the Discretionary Option Grant Program. Except to the extent the sale and remittance procedure specified thereunder is utilized, payment of the exercise price for the purchase shares must be made on the Exercise Date.

                  C. OPTION TERM. Each option shall have a term of ten (10) years measured from the option grant date.

                  D. EXERCISE OF OPTIONS. Each grant shall become exercisable for the option shares as follows: 50% on the date of grant, 25% one year after the date of grant and 25% two years after the date of grant.

                  E. EFFECT OF TERMINATION OF BOARD SERVICE. The following provisions shall govern the exercise of any options held by the Optionee at the time the Optionee ceases to serve as a Board member:

                        (i) Should the Optionee cease to serve as a Board member for any reason (other than death or Permanent Disability), then the Optionee shall have a six

     (6)-month period following the date of such cessation of Board service in which to exercise each such option.

                        (ii) Should the Optionee become Personally Disabled or die while the option is outstanding, then the Optionee or the personal representative of the Optionee's estate or the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution shall have a twelve (12)-month period following the date of the Optionee's cessation of Board service in which to exercise each such option.

                        (iii) During the limited post-service exercise period, the option may not be exercised in the aggregate for more than the number of vested shares for which the option is exercisable at the time of the Optionee's cessation of Board service.

                        (iv) Should the Optionee cease to serve as a Board member by reason of death or Permanent Disability, then all shares at the time subject to the option shall immediately vest so that such option may, during the twelve (12)-month exercise period following the Optionee's death or Permanent Disability, be exercised for all or any portion of such shares as fully-vested shares of Common Stock.

                        (v) In no event shall the option remain exercisable after the expiration of the option term. Upon the expiration of the limited post-service exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee's cessation of Board service, terminate and cease to be outstanding to the extent it is not otherwise at that time exercisable for vested shares.

     II       CORPORATE TRANSACTION/CHANGE IN CONTROL/HOSTILE TAKE-OVER

                  A. In the event of any Corporate Transaction, the shares of Common Stock at the time subject to each outstanding option but not otherwise vested shall automatically vest in full so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable for all of the shares of Common Stock at the time subject to such option and may be exercised for all or any portion of such shares as fully-vested shares of Common Stock. Immediately following the consummation of the Corporate Transaction, each automatic option grant shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof).

                  B. In connection with any Change in Control, the shares of Common Stock at the time subject to each outstanding option but not otherwise vested shall automatically vest in full so that each such option shall immediately prior to the effective date of the Change in Control become fully exercisable for all of the shares of Common Stock at the time subject to such option and may be exercised for all or any portion of such shares as fully-vested shares of Common

Stock. Each such option shall remain exercisable for such fully-vested option shares until the expiration or sooner termination of the option term or the surrender of the option in connection with a Hostile Take-Over.

                  C. Upon the occurrence of a Hostile Take-Over, the Optionee shall have a thirty (30)-day period in which to surrender to the Corporation each automatic option held by him or her. The Optionee shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the shares of Common Stock at the time subject to the surrendered option (whether or not the Optionee is otherwise at the time vested in those shares) over (ii) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the surrender of the option to the Corporation. No approval or consent of the Board or any Plan Administrator shall be required in connection with such option surrender and cash distribution.

                  D. Each option which is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same.

                  E. The grant of options under the Automatic Option Grant Program shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or send or transfer all or any part of its business or assets.


         III.     REMAINING TERMS

                  The remaining terms of each option granted under the Automatic Option Grant Program shall be the same as the terms in effect for option grants made under the Discretionary Option Grant Program.

                                   ARTICLE SIX

                                  MISCELLANEOUS

      I.    FINANCING

            A. The Plan Administrator may permit any Optionee or Participant to pay the option exercise price under the Discretionary Option Grant Program or the purchase price for shares issued under the Stock Issuance Program by delivering a promissory note payable in one or more installments. The terms of any such promissory note (including the interest rate and the terms of repayment) shall be established by the Plan Administrator in its sole discretion. Promissory notes may be authorized with or without security or collateral. In no event may the maximum credit available to the Optionee or Participant exceed the sum of (i) the aggregate option exercise price or purchase price payable for the purchased shares plus (ii) any Federal, state and local income and employment tax liability incurred by the Optionee or the Participant in connection with the option exercise or share purchase.

            B. The Plan Administrator may, in its discretion, determine that one or more such promissory notes shall be subject to forgiveness by the Corporation in whole or in part upon such terms as the Plan Administrator may deem appropriate.

      II.   TAX WITHHOLDING

            A. The Corporation's obligation to deliver shares of Common Stock upon the exercise of options or stock appreciation rights or upon the issuance or vesting of such shares under the Plan shall be subject to the satisfaction of all applicable Federal, state and local income and employment tax withholding requirements.

            B. The Plan Administrator may, in its discretion, provide any or all holders of Non-Statutory Options or unvested shares of Common Stock under the Plan (other than the options granted or the shares issued under the Automatic Option Grant Program) with the right to use shares of Common Stock in satisfaction of all or part of the Taxes incurred by such holders in connection with the exercise of their options or the vesting of their shares. Such right may be provided to any such holder in either or both of the following formats:

                        (i) Stock Withholding: The election to have the Corporation withhold, from the shares of Common Stock otherwise issuable upon the exercise of such Non-Statutory Option or the vesting of such shares, a portion of those shares with an aggregate Fair Market Value equal to the percentage of the Taxes (not to exceed one hundred percent (100%)) designated by the holder.

                        (ii) Stock Delivery: The election to deliver to the Corporation, at the time the Non-Statutory Option is exercised or the shares vest, one or more shares of Common Stock previously acquired by such holder (other than in connection with the option exercise or share vesting triggering the Taxes) with an aggregate Fair Market

      Value equal to the percentage of the Taxes (not to exceed one hundred percent (100%)) designated by the holder.

      III.  EFFECTIVE DATE AND TERM OF PLAN

            A. The Plan shall become effective immediately on the Effective Date.

            B. The Board may terminate the Plan at any time. The Plan shall automatically terminate upon the earliest of (i) September 3, 2006 (ten years from the date that the Board approved the Plan), (ii) the date on which all shares available for issuance under the Plan shall have been issued pursuant to the exercise of options or the issuance of shares (whether vested or unvested) under the Plan or (iii) the termination of all outstanding options in connection with a Corporate Transaction. Upon a clause (i) termination or a termination by the Board, all options and unvested stock issuances outstanding on such date shall thereafter continue to have full force and effect in accordance with the provisions of the documents evidencing such options or issuances.

      IV.   AMENDMENT OF THE PLAN

            The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects. However, no such amendment or modification shall adversely affect the rights and obligations with respect to options, stock appreciation rights or unvested stock issuances at the time outstanding under the Plan unless the Optionee or the Participant consents to such amendment or modification. In addition, certain amendments may require stockholder approval pursuant to applicable laws or regulations.

      V.    USE OF PROCEEDS

            Any cash proceeds received by the Corporation from the sale of shares of Common Stock under the Plan shall be used for general corporate purposes.

      VI.   REGULATORY APPROVALS

            A. The implementation of the Plan, the granting of any option or stock appreciation right under the Plan and the issuance of any shares of Common Stock (i) upon the exercise of any option or stock appreciation right or (ii) under the Stock Issuance Program shall be subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the options and stock appreciation rights granted under it and the shares of Common Stock issued pursuant to it.

            B. No shares of Common Stock or other assets shall be issued or delivered under the Plan unless and until there shall have been compliance with all applicable requirements of Federal and state securities laws, including either (x) the delivery to the Corporation of all investment letters and other documents required by the Corporation to qualify for an exemption from such requirements and the filing of any documents required in connection with such exemption or (ii) the filing and effectiveness of a Form S-8 registration statement for the shares of Common Stock issuable under the Plan and the satisfaction of all applicable listing requirements of any stock exchange (or the Nasdaq National Market, if applicable) on which the Common Stock is then listed for trading.

      VII.  NO EMPLOYMENT/SERVICE RIGHTS

            Nothing in the Plan shall confer upon the Optionee or the Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining such person) or of the Optionee or the Participant, which rights are hereby expressly reserved by each, to terminate such person's Service at any time for any reason, with or without cause.

                                    APPENDIX

      The following definitions shall be in effect under the Plan:

      A. AUTOMATIC OPTION GRANT PROGRAM shall mean the automatic option grant program in effect under the Plan.

      B. BOARD shall mean the Corporation's Board of Directors.

      C. CHANGE IN CONTROL shall mean a change in ownership or control of the Corporation effected through either of the following transactions:

            (i) the acquisition, directly or indirectly, by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with the Corporation), of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept, or

            (ii) a change in the composition of the Board over a period of thirty-six (36) consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time the Board approved such election or nomination.

      D. CODE shall mean the Internal Revenue Code of 1986, as amended.

      E. COMMON STOCK shall mean the Corporation's common stock, par value $.001 per share.

      F. CORPORATE TRANSACTION shall mean either of the following stockholder approved transactions to which the Corporation is a party, it being understood that the reorganization described in the Reorganization Agreement dated September 5, 1996, among the Corporation, the U.S. residents, the Finnish residents and the other corporations which are parties thereto shall not constitute a "Corporate Transaction" for purposes of this Plan:

            (i) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction; or

            (ii) the sale, transfer or other disposition of all or substantially all of the Corporation's assets in complete liquidation or dissolution of the Corporation.

      G. CORPORATION shall mean Bionx Implants, Inc., a Pennsylvania corporation.

      H. DISCRETIONARY OPTION GRANT PROGRAM shall mean the discretionary option grant program in effect under the Plan.

      I. EFFECTIVE CONVERSION DATE shall mean the first date (after any shares of the Series A Preferred Stock are issued) on which there shall be no shares of Series A Preferred Stock outstanding.

      J. EFFECTIVE CONVERSION/IPO DATE shall mean the later of the Effective Conversion Date and the Effective IPO Date.

      K. EFFECTIVE DATE shall mean the date on which the Plan is approved by the shareholders of the Corporation.

      L. EFFECTIVE IPO DATE shall mean the date on which the Securities and Exchange Commission declares effective a registration statement of the Corporation relating to the Corporation's initial public offering.

      M. ELIGIBLE DIRECTOR shall mean a non-employee Board member eligible to participate in the Automatic Option Grant Program in accordance with the eligibility provisions of Article One.

      N. EMPLOYEE shall mean an individual who is in the employ of the Corporation (or any Parent or Subsidiary) and is subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

      O. EXERCISE DATE shall mean the date on which the Corporation shall have received written notice of an option exercise.

      P. FAIR MARKET VALUE per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

            (i) If the Common Stock is at the time traded on the Nasdaq National Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq National Market or any successor system. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

            (ii) If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

            (iii) If the Common Stock is not traded on the Nasdaq National Market or any Stock Exchange, Fair Market Value shall be determined by the Plan Administrator and shall represent the fair market value of one share of Common Stock.

      Q. HOSTILE TAKE-OVER shall mean the acquisition, directly or indirectly, by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept.

      R. INCENTIVE OPTION shall mean an option which satisfies the requirements of Code Section 422.

      S. INVOLUNTARY TERMINATION shall mean the termination of the Service of any individual which occurs by reason of:

            (i) such individual's involuntary dismissal or discharge by the Corporation for reasons other than Misconduct, or

            (ii) such individual's voluntary resignation following (A) a change in his or her position with the corporation which materially reduces his or her level of responsibility, (B) a reduction in his or her level of compensation (including base salary, fringe benefits and participation in corporate-performance based bonus or incentive programs) by more than fifteen percent (15%) or (C) a relocation of such individual's place of employment by more than fifty (50) miles, provided and only if such change, reduction or relocation is effected by the Corporation without the individual's consent.

      T. MISCONDUCT shall mean the commission of any act of fraud, embezzlement or dishonesty by an Optionee or Participant, any unauthorized use or disclosure by any such person of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any other intentional misconduct by any such person adversely affecting the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Corporation (or any Parent or Subsidiary) may consider as grounds for the dismissal or discharge of any Optionee, Participant or other person in the Service of the Corporation (or any Parent or Subsidiary).

      U. 1934 ACT shall mean the Securities Exchange Act of 1934, as amended.

      V. NON-STATUTORY OPTION shall mean an option not intended to satisfy the requirements of Code Section 422.

      W. OPTIONEE shall mean any person to whom an option is granted under the Discretionary Option Grant, Automatic Option Grant or Salary Investment Option Grant Program.

      X. PARENT shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

      Y. PARTICIPANT shall mean any person who is issued shares of Common Stock under the Stock Issuance Program.

      Z. PERMANENT DISABILITY OR PERMANENTLY DISABLED shall mean the inability of an Optionee or Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more. However, solely for the purposes of the Automatic Option Grant Program, Permanent Disability or Permanently Disabled shall mean the inability of the non-employee Board member to perform his or her usual duties as a Board member by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more.

      AA.   PLAN shall mean the Corporation's 1996 Stock Option/Stock
Issuance Plan, as set forth in this document.

      AB. PLAN ADMINISTRATOR shall mean the Board; provided, however, that (i) at any time that any shares of Series A Preferred Stock are outstanding, the term "Plan Administrator" shall mean a committee of three or more non-employee members of the Board, one of which members shall be the Series A Preferred Stock Director if there is a Series A Preferred Director on the Board, and (ii) at any time on or after the Effective Conversion Date, the term "Plan Administrator" shall mean any other committee of the Board to the extent that the Board delegates to such committee any of the responsibilities of the Plan Administrator hereunder.

      AC.   SALARY INVESTMENT OPTION GRANT PROGRAM shall mean the salary investment option grant program in effect under the Plan.

      AD.   SECTION 16 INSIDER shall mean an officer or director of the
Corporation subject to the short-swing profit liabilities of Section 16 of the 1934 Act.

      AE. SERIES A PREFERRED STOCK shall mean the first series of the Corporation's preferred stock (par value $.001 per share) established by the Board.

      AF. SERIES A PREFERRED STOCK DIRECTOR shall mean the member of the Board, if any, elected solely by the holders of the Series A Preferred Stock; provided, however, that prior to the first election of such director, the "Series A Preferred Stock Director" shall be Terral Jordan or such other person as shall be designated by the holders of the Series A Preferred Stock.

      AG. SERVICE shall mean the provision of services to the Corporation (or any Parent or Subsidiary) by a person in the capacity of an Employee, a non-employee member of the board of directors or a consultant or independent advisor, except to the extent otherwise specifically provided in the documents evidencing the option grant or stock issuance.

      AH.   STOCK EXCHANGE shall mean either the American Stock Exchange or the New York Stock Exchange.

      AI.   STOCK ISSUANCE AGREEMENT shall mean the agreement entered into by the Corporation and the Participant at the time of issuance of shares of Common Stock under the Stock Issuance Program.

      AJ.   STOCK ISSUANCE PROGRAM shall mean the stock issuance program in effect under the Plan.

      AK. SUBSIDIARY shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

      AL. TAKE-OVER PRICE shall mean the greater of (i) the Fair Market Value per share of Common Stock on the date the option is surrendered to the Corporation in connection with a Hostile Take-Over or (ii) the highest reported price per share of Common Stock paid by the tender offeror in effecting such Hostile Take-Over. However, if the surrendered option is an Incentive Option, the Take-Over Price shall not exceed the clause (i) price per share.

      AM. TAXES shall mean the Federal, state and local income and employment tax liabilities incurred by the holder of Non-Statutory Options or unvested shares of Common Stock in connection with the exercise of such holder's options or the vesting of his or her shares.

      AN. 10% STOCKHOLDER shall mean the owner of stock (as determined under Code Section 424(d)) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation (or any Parent or Subsidiary).

      AR. TRANSFEREE shall mean the person or entity to whom an Optionee transfers all or a portion of his or her options in accordance with the provisions of Article II, Section I, Subsection E of the Plan.

                              BIONX INVESTMENT PLAN



               ARTICLE 1. ESTABLISHMENT. PURPOSE. AND DURATION

             1.1 Establishment of the Plan. Bionx, Inc., a Pennsylvania corporation (hereinafter referred to as the "Company"), pursuant to authorization by its Board of Directors, hereby establishes a stock purchase and stock option plan to be known as the "Bionx Investment Plan" (hereinafter referred to as the "Plan"), as set forth in this document. The Plan permits the grant of options to eligible Employees and Directors upon the purchase of Plan Shares.

             Subject to approval of appropriate regulatory authorities, the Plan shall become effective as of January 25, 2000 (the "Effective Date"), and shall remain in effect as provided in Section 1.3 hereof.

             1.2 Purpose of the Plan. The purpose of the Plan is to promote the success, and enhance the value, of the Company by linking the personal interests of Participants to those of Company shareholders, and by providing Participants with an incentive for outstanding performance.

            The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of Participants upon whose judgment, interest, and special effort the successful conduct of its business largely is dependent.

             1.3 Duration of the Plan. The Plan shall commence on the Effective Date, as described in Section 1.1 hereof, and shall remain in effect, subject to the right of the Board of Directors to terminate the Plan at any time pursuant to Article 12 hereof, until all Shares subject to it shall have been purchased or acquired according to the Plan's provisions. In the absence of an amendment adopted by the Board to extend the Plan, the Plan shall end ten years and one day after the Effective Date.



                             ARTICLE 2. DEFINITIONS

            Wherever used in the Plan, the following terms shall have the meanings set forth below and, when the meaning is intended, the initial letter of the word is capitalized:


            (a) "Award Agreement" means an agreement to be entered into by and between the Company and each Participant, setting forth the terms and conditions applicable to each purchase of Plan Shares under the Plan, and of the corresponding grant of Options.

            (b) "Board" or "Board of Directors" means the Board of Directors of the Company.

            (c) "Base Salary" with respect to a particular Window Period means
            (i) in the case of an Employee who has been employed by the Company or its subsidiaries for at least one year prior to the first day of such Window Period, the aggregate amount of income set forth on the Form W-2 provided to a Participant by the Company or its subsidiaries for the calendar year prior to the calendar year in which the Window Period occurs, and (ii) in the case of an Employee who has not been employed by the Company or its subsidiaries for at least one year prior to the first day of such Window Period, the annual salary of such Employee at the commencement of such Window Period. Determinations of Base Salary shall be made by the Board of Directors in its sole discretion or, upon delegation by the Board of Directors, by the Plan Administrator.

            (d) "Change in Control" shall mean:

                  the approval by the stockholders of the Company of (i) any consolidation or merger of the Company in which the holders of voting stock of the Company immediately before the consolidation or merger will not own 50% or more of the voting shares of the continuing or surviving corporation immediately after such consolidation or merger, or (ii) any sale, lease, exchange or other transfer (in one transaction or series of related transactions) of all or substantially all of the assets of the Company.


            (e) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

            (f) "Company" means Bionx, Inc., a Pennsylvania corporation, or any successor thereto as provided in Article 15 hereof.

            (g) "Director" means any individual who is a member of the Board of Directors of the Company.

            (h) "Employee" means any employee of the Company or any of its subsidiaries. The term "Employee" shall include any employee who is also a Director.

            (i) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

            (j) "Fair Market Value" means the closing sales price for Shares as quoted on the National Market System of the National Association of Securities Dealers Automated Quotation System on the relevant date(s), or if there were no sales on such date(s), the closing sales price for Shares as quoted on the National Market System of the National Association of Securities Dealers Automated Quotation System on the first immediately preceding date on which such price is quoted.

            (k) "Fully Paid" means that a Participant has satisfied the full purchase price for Plan Shares by either (i) paying cash in one lump sum to the Plan Administrator or (ii) by paying in full, as determined by the Plan Administrator in accordance with any payroll deduction program as shall be implemented by the Plan Administrator with the approval of the Board of Directors or (iii) by paying in full by some combination of payroll deduction and cash payments which may be made at any time. All such determinations shall be subject to the provisions of Section 6.4 hereof.

            (l) "Option" means an option to purchase Shares granted under
            Article 7 hereof. It is intended that Options under this Plan shall not be incentive stock options for federal income tax purposes.

            (m) "Option Price" means the price at which a Share may be purchased by a Participant pursuant to an Option, as determined by the Board of Directors.

            (n) "Participant" means an Employee or Director of the Company who has purchased Plan Shares and who has outstanding an Option granted under the Plan.

            (o) "Plan Administrator" means the individual or designated by the Board of Directors to administer this Plan; or the Board of Directors if no such designation has been made.

            (p) "Plan Shares" means Shares purchased by Participants pursuant to the terms of Article 6 hereof.

            (q) "Retirement" shall have the same meaning herein as under the Company's 401(k) plan.

            (r) "Shares" means the shares of common stock of the Company.

            (s) "Window Period" means the time period designated by the Board, during which eligible Employees and Directors may purchase Plan

            Shares, pursuant to the terms of Article 6 hereof. Window Periods shall last approximately fifteen days each, and shall occur at times designated by the Board; it is currently intended that Window Periods will occur at six months intervals.




                            ARTICLE 3. ADMINISTRATION

            3.1 The Board of Directors. The Plan shall be administered by the Board of Directors, or by a Plan Administrator appointed by the Board of Directors. The Plan Administrator shall be appointed from time to time by, and shall serve at the discretion of, the Board of Directors. The Board of Directors and the Plan Administrator shall, in turn, retain independent agents to purchase Shares in the market for purposes of the Plan unless the Board of Directors determines from time to time that such Shares shall be issued directly by the Company.

            3.2 Authority of the Board of Directors. The Board of Directors shall have the power to establish performance measures which will govern the number of Options available in connection with purchases of Plan Shares, to determine the degree to which the pre-designated performance measures are attained by the Company, and to determine the terms and conditions applicable to purchases of Plan Shares and grants of Options in a manner consistent with the Plan; to construe and interpret the Plan and any agreement or instrument entered into under the Plan; to establish, amend, or waive rules and regulations for the Plan's administration; and (subject to the provisions of Article 12 hereof) to amend the terms and conditions of any outstanding Plan Share or Option to the extent such terms and conditions are within the discretion of the Board of Directors as provided in the Plan. Further, the Board of Directors shall make all other determinations which may be necessary or advisable for the administration of the Plan. The Board of Directors may delegate its authority as identified hereunder to a Plan Administrator or such other persons as it may deem appropriate.

            3.3 Decisions Binding. All interpretations of the Plan, determinations and decisions made by the Board of Directors pursuant to the provisions of the Plan and all related orders or resolutions of the Board of Directors shall be final, conclusive, and binding on all Participants.


                      ARTICLE 4. SHARES SUBJECT TO THE PLAN

            4.1 Number of Shares. Subject to adjustment as provided in Section
4.3 and 6.2 hereof, the total number of Shares available for purchase as Plan Shares and for grant under Options pursuant to the Plan may not exceed 500,000. These 500,000 Shares may be either authorized but un-issued, or reacquired shares. The following rules will apply for purposes of the determination of the number of Shares available for grant under the Plan:

            (a) the sale of Plan Shares shall reduce the Shares available for purchase and/or grant under the Plan by the number of Shares sold; and

            (b) unless and until an Option is canceled, lapses, expires, or terminates, it shall be counted against the authorized pool of Shares.

            No one person participating in the Plan may receive options under the Plan or under any other benefit plan of the Company for more than an aggregate of 250,000 shares of Common Stock in any fiscal year, subject to adjustment as provided in Section 4.3 and 6.2 hereof.

            4.2 Lapsed Awards. If any Plan Share purchase or Option grant under this Plan is canceled, terminates, expires, or lapses for any reason, any Plan Shares and/or any Shares subject to such Option shall again be available for purchase and/or grant under the Plan.

            4.3 Adjustments in Authorized Shares. In the event of any merger, reorganization, consolidation, re-capitalization, separation, liquidation, stock dividend, split-up, share combination, or other change in the corporate structure of the Company affecting the Shares, such adjustment shall be made in the number and class of Shares which may be purchased or delivered under the Plan. and in the number and class of and/or price of outstanding Plan Shares and Shares subject to outstanding Options granted under the Plan, as may be determined to be appropriate and equitable by the Board of Directors, in its sole discretion, to prevent dilution or enlargement of rights; and provided that the number of Plan Shares and the Shares subject to any Option shall always be a whole number. In such event, an appropriate adjustment shall also be made in the maximum number of shares subject to options which may be granted under the Plan and under any other benefit plan of the Company to any one person in any fiscal year.



                            ARTICLE 5. PARTICIPATION

             All persons who are Employees or Directors during a Window Period shall be given the opportunity to purchase Plan Shares during such Window Period, provided that such purchases are within the limits set forth in Section
6.2 hereof and provided that in the event that the Board terminates the Plan, no Employee or Director shall have the right to purchase Plan Shares pursuant to
Article 6 hereof in any Window Period commencing subsequent to such termination. Each Participant's eligibility for grants of Options pursuant to Article 7 hereof shall be contingent upon the Participant's purchasing Plan Shares, as set forth in Article 6 hereof.

                       ARTICLE 6. PURCHASES OF PLAN SHARES

            6.1 Plan Share Purchases. An Employee or Director shall only be entitled to purchase Plan Shares during a Window Period if such Employee or Director is an Employee or Director, as the case may be, during such Window Period. Each Plan Share purchased by a Participant under this Plan shall entitle the Participant to be granted an Option to purchase a specified number of Shares, as set forth in Article 7 herein. Purchases of Shares by Participants other than pursuant to this Plan shall not entitle Participants to receive option grants under Article 7 herein.

            6.2 Maximum and Minimum Plan Share Purchases. All Plan Share purchases shall occur during a Window Period. The Fair Market Value of the Plan Shares purchased shall be determined pursuant to the provisions of Section 6.3 hereof. For each Window Period, the maximum aggregate Fair Market Value of Plan Shares which may be purchased by an Employee or Director is the greater of $50,000 or twice an Employee's annual salary in effect on the first day of the applicable Window Period, and, in addition, for each two year period, the Maximum Aggregate Fair Market Value of Plan Shares which may be purchased by an Employee is twice an Employee's annual salary in effect at any time during such two year period, unless the Board of Directors approves a higher limit on a case-by case basis with respect to specific Employees or Directors. For any Window Period, no Employee shall be permitted to purchase Plan Shares having an aggregate Fair Market Value equal to less than one half of one percent of Base Salary for that Window Period. For any Window Period, there shall be no minimum number of Plan Shares which must be purchased by Directors, provided that the number of shares purchased by any Director must be a whole number.

            6.3 Purchase Price. The price of each Plan Share purchased under this Plan shall equal the average Fair Market Value of a Share during the applicable Window Period.

            6.4 Procedure for Purchasing Plan Shares. A Participant who desires to purchase Plan Shares shall notify the Plan Administrator, in writing, of the number of Plan Shares to be purchased, and of the desired manner of paying for the Plan Shares. Subject to Section 6.2 hereof, all applicable rules and regulations of the United States Securities and Exchange Commission, and the Plan Administrator's ability to reduce the number of Plan Shares to be purchased to a whole number, the Plan Administrator shall cause to be issued from the Company or shall purchase, on behalf of the Participant, the number of Plan Shares indicated by the Participant, within thirty (30) days after the end of the applicable Window Period. The Plan Administrator shall establish an account in the name of each Participant, for the purpose of administering the Plan Shares purchased by each Participant. The Plan Administrator shall have the discretion to establish rules and procedures for purchasing Plan Shares on behalf of Participants, and for administering the Plan Share accounts of Participants.

            In addition, the Plan Administrator shall provide each Participant who purchases Plan Shares with an Award Agreement, setting forth the terms and provisions applicable to the Plan Shares purchased, and the Options granted to the Participant in connection with the purchase of Plan Shares. Purchases requested by Employees or Directors who fail to execute the Award Agreement tendered by the Plan Administrator may be voided by the Plan Administrator. Subject to the terms of the Plan and any terms approved by the Board of Directors, and to the conditions placed on each Plan Share purchase opportunity, each Participant shall satisfy the purchase price for Plan Shares by paying cash in one lump sum to the Plan Administrator. If permitted by the Plan Administrator, an Employee may satisfy the purchase price for Plan Shares by a combination of paying cash and payroll deductions.

            Except as otherwise provided in Section 6.2 and Section 9.1, in the event that any Participant whom the Plan Administrator permits to pay for Plan Shares through payroll deductions subsequently directs the Plan Administrator to cease making payroll deductions before all Plan Shares which the Participant previously indicated he desired to purchase are Fully Paid, then, unless the Participant makes a cash payment to satisfy the full purchase price for Plan Shares (i.e. the shares become Fully Paid), (i) the Participant will forfeit all Plan Shares which are not then Fully Paid, (ii) the Participant will forfeit all Options corresponding to the shares that were originally to be paid for using payroll deduction, including those options corresponding to shares that have at that time already been paid for using payroll deduction.. The Participant's Award Agreement will be revised to indicate the forfeited Plan Shares and Options and the Option forfeiture requirements described in Article 8 applicable to any other Options.

            Payment for plan shares via loan or payroll deduction will not be allowed until approval by the shareholders of the Company.

            6.5 Holding Period for Plan Shares. Subject to the terms of this Plan, all Plan Shares which have been purchased shall be delivered at the end of the 2 year period from the date of purchase provided that such Shares are Fully Paid. To the extent that a Plan Share is Fully Paid prior to the end of these holding periods, and subject to the option forfeiture provisions set forth in
Article 8 hereof, a Participant who is an Employee or Director at the time of the requested transfer, shall be entitled to sell or otherwise transfer or convey the Plan Shares (it being understood that the Plan Administrator shall have sole discretion to determine the extent to which a Plan Share is Fully Paid during the holding periods subject to Section 6.4 hereof).

            Participants desiring to sell, transfer, or otherwise convey a Fully Paid Plan Share prior to the end of the holding periods shall submit a request in writing to the Plan Administrator for delivery of a Share certificate representing such Plan Share. Such request shall be accompanied by the Participant's Award Agreement, representing the grant of Options in connection with the purchase of the Plan Share. If the Plan Administrator determines that the Plan Share is Fully Paid, then the Plan Administrator shall deliver to the Participant a fully executed Share certificate, representing such Plan Share, and shall document in the Award Agreement of the Participant the corresponding change in Option forfeiture requirements of the Plan (as set forth in Article 8 hereof).

            In the event that prior to the end of the holding periods, a Participant's employment with the Company or service as a Director of the Company terminates, as the case may be, the terms of Article 9 hereof shall govern the treatment of outstanding Plan Shares.

            6.6 Voting Rights. During the holding periods described in Section
6.5 hereof and until such Shares are transferred and/or sold Participants who have purchased Plan Shares shall be entitled to exercise full voting rights with respect to such Plan Shares.

            6.7 Dividends and Other Distributions. During the holding periods described in Section 6.5 hereof. Participants who have purchased Plan Shares shall be entitled to receive all dividends and other distributions (if any) paid with respect to such Plan Shares while they are so held, provided that any such distributions or dividends may be subject to the terms of any outstanding purchase loan programs. If any such dividends or distributions are paid in Shares, the Shares shall be converted into additional Plan Shares, and shall be subject to the same restrictions on transferability and forfeitability as the Plan Shares with respect to which they were paid. To the extent that dividends are on shares the are not yet Fully Paid, the dividends will be held by the Company and paid to the Participant at the time all shares are Fully Paid and only to the pro rata extent the shares become Fully Paid.

            6.8 Award Agreement. Each purchase of Plan Shares shall be evidenced by an Award Agreement, setting forth relevant terms and provisions applicable to the Plan Shares and to the corresponding grant of Options.



                            ARTICLE 7. STOCK OPTIONS

            7.1 Option Grants. Subject to the terms and provisions of the Plan, Options shall be granted to Participants upon the purchase of Plan Shares as of the last day of the Window Period during which such Plan Shares have been purchased.

            The minimum number of Shares to be granted under option in connection with the purchase of each Plan Share shall be one (1), and the maximum number shall be three (3).

            The multiple is selected by the Board and shall apply to all Plan Share purchases during the applicable Window Period. Prior to or at the beginning of the relevant Window Period, the multiple shall be communicated to all Employees and Directors.

            7.2 Option Price. The Option Price for each option granted under this Plan shall equal the average Fair Market Value of a Share during the Window Period during which the Option shall have been granted.

            7.3 Duration of Options. Each Option shall expire ten years and one day from the date on which the Option was granted.

            7.4 Exercise of Options. Options granted under the Plan shall be exercisable at such times and shall be subject to such restrictions and conditions as the Board of Directors shall in each instance approve, which need not be the same for each grant or for each Participant; provided, in the absence of specific individual restrictions set at the time of option grant, that options are exercisable as follows: 100% of the options granted during a window period are exercisable two years after the grant date.

            7.5 Payment. Options shall be exercised by the delivery of a written notice of exercise to the Plan Administrator, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

            The Option Price upon exercise of any Option shall be payable to the Company in full either: (a) in cash or its equivalent or (b) by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Option Price, or (c) by a combination of both such approaches.

            The Board of Directors also may allow cashless exercises as permitted under the Federal Reserve Board's Regulation T, subject to applicable legal restrictions, or by any other means which the Board of Directors determines to be consistent with the Plan's purposes and applicable law.

            As soon as practicable after receipt of a written notification of exercise and full payment, the Company shall deliver to the Participant, in the Participant's name, share certificates in an appropriate amount, based upon the number of Shares purchased under the Option(s).

            7.6 Restrictions on Share Transferability. The Board of Directors shall impose such restrictions on any Shares acquired pursuant to the exercise of an Option under the Plan as it may deem advisable to comply with Federal and State laws and exchange rules, including, without limitation, restrictions under applicable Federal securities laws, under the requirements of NASDAQ or any stock exchange or market upon which such Shares are then listed and/or traded, and under any blue sky or state securities laws applicable to such Shares.

            7.7 Nontransferability of Options. No Option granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. During a Participant's lifetime, all Options granted to a Participant under the Plan shall be exercisable only by such Participant, except as set forth in Section 7.9 hereof.

            7.8 No Rights as a Shareholder. Prior to the purchase of Shares pursuant to an Option, a Participant shall not have the rights of a shareholder with respect to such Shares.

            7.9 Exercise of Options With Respect to Incapacitated Participants. If a Participant, who has met the holding period described in Section 6.5 hereof or has completed five (5) years of continuous employment or service as a Director subsequent to the purchase of Plan Shares, is under a legal disability or in the Board of Directors's opinion incapacitated in any way so as to be unable to manage his or her financial affairs, the Board of Directors may allow such Participant's legal representative to exercise the Participant's Options on behalf of the Participant. Actions taken pursuant to this Section by the Board of Directors shall discharge all liabilities under the Plan.


               ARTICLE 8. PREMATURE DISPOSITION OF PLAN SHARES

            Except as otherwise provided in Section 6.2 and Section 9.1, in the event a Plan Participant sells, transfers or otherwise conveys a Fully Paid Plan Share prior to the end of the holding periods described in Section 6.5 hereof the options corresponding to the sold shares shall automatically be forfeited.

            The foregoing forfeitures in this Article 8 are to be completed unless the Board of Directors shall determine, in its sole and absolute discretion, that the Employee has suffered hardship and such hardship has caused such Employee to effect any of the actions discussed in (i) or (ii) of the first sentence of this Article 8. In the event of such determination by the Board of Directors, and if no loan from the Company was used to purchase such Plan Shares, such Plan options shall not be forfeited, provided, however, the right to exercise the Options granted in connection with the purchase of a Fully Paid Plan Share shall be contingent upon the Participant's completion of five (5) years continuous (a) employment with the Company or any of its subsidiaries or
(b) service as a Director of the Company subsequent to the last day of the Window Period in which the Participant agreed to purchase such Plan Share.



                      ARTICLE 9. TERMINATION OF EMPLOYMENT
                            OR SERVICE AS A DIRECTOR

             9.1 Termination by Reason of Death In the event the employment or service as a Director of a Participant is terminated by reason of death, the following provisions shall apply:

            (a) Treatment of Plan Shares. The Participant will be credited with all Plan Shares which are Fully Paid as of the date of employment termination or termination of service as a Director. If, at the time of employment termination or termination of service as a Director, the Participant has not Fully Paid all outstanding Plan Shares purchased, the number of Plan Shares which shall be deemed Fully Paid shall be determined at the sole discretion of the Plan Administrator, subject to Section 6.4 hereof.

                  All outstanding Plan Shares which are not Fully Paid as of the date of employment termination or termination of service as a Director (as determined by the Plan Administrator, subject to Section 6.4) shall be forfeited to the Company, and shall once again become available for purchase under the Plan.



            (b) Treatment of Stock Options. All outstanding Options granted to the Participant corresponding to Plan Shares Fully Paid for prior to the Participant's termination of employment or termination of service as a Director which are then exercisable (and, accordingly, which have been held at least for the periods specified in section 7.4) (collectively, the "Covered Options"), shall not be forfeitable pursuant to Article 8 (if applicable) in the event of death and, if not so forfeitable, shall remain exercisable at any time prior to their expiration date, or for one (1) year after the date of death, whichever period is shorter, by the Participant or by such person or persons that have acquired the Participant's rights under the Option by will or by the laws of descent and distribution. The Plan Administrator shall, in all cases, determine the date of employment termination or termination of service as a Director. All Options granted to the Participant pursuant to the Plan other than the Covered Options shall be forfeited and shall once again be available for grant under the Plan. For the purpose of determining which options represent Covered Options for this section only, the time periods specified in section 7.4 are accelerated one year.


            (c) Amounts Subject to Dispute. If at the time of a Participant's death, the Plan Administrator is unable to determine what person, persons or entity is entitled to exercise Options on behalf of the Participant, the Plan Administrator shall not be required to implement any directions to exercise such Options or deliver Plan Shares to any such person, persons or entity during the pendency of such dispute. Neither the Plan Administrator, the Board of Directors or the Company shall be responsible for a failure to implement such exercise instructions or to deliver such Plan Shares during the pendency of such dispute, notwithstanding the fact that such Plan Shares or Options may diminish in value or expire during the pendency of such dispute.



            9.2 Other Termination In the event a Participant's employment or service as a Director is terminated for reasons other than Death, the following provisions shall apply:


            (a) Treatment of Plan Shares. The Participant will be credited with all Plan Shares which are Fully Paid as of the date of employment termination or termination of service as a Director. The number of Plan Shares which are Fully Paid for as of such date shall be determined according to the guidelines set forth in Section 9,1 (a) hereof. All outstanding Plan Shares which are not Fully Paid as of the date of employment termination or termination of service as a Director shall be forfeited to the Company and shall once again become available for purchase under the Plan.

                  Plan Shares which have been delivered to a Participant prior to employment termination or termination of service as a Director shall not be affected by this provision.

            (b) Treatment of Stock Options. Upon such a termination, a Participant shall forfeit (i) all Options for which the requirements of Article 8 (if applicable) have not been met, and (ii) all other Options granted to the Participant under the Plan which do not constitute Covered Options.

                  Covered Options for which the requirements of Article 8 (if applicable) have been met may be exercised by the Participant within the period beginning on the effective date of employment termination or termination of service as a Director, and ending 90 days after such date.

            Notwithstanding any provision in this Plan to the contrary, in the event that an employee continues to serve as a director or consultant to the Company or any of its subsidiaries after such employee ceases to be employed by the Company or any of its subsidiaries, the Board shall have the discretion to provide that the employee shall, for purposes of this Plan, be deemed to continue in the employment of the Company until such time that such person ceases to serve as a director of, consultant to or employee of the Company or any of its subsidiaries.

                       ARTICLE 10. RIGHTS OF PARTICIPANTS

            Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any participating Employee's employment at any time or to dismiss any participating Director at any time, nor confer upon any Participant any right to continue in the employ of the Company or as a Director of the Company.



                          ARTICLE 11. CHANGE IN CONTROL

            The following provisions shall apply if a Change in Control occurs:

            (a) Any and all Options granted hereunder corresponding to Fully Paid Shares (as determined by the Plan Administrator) shall become immediately exercisable (and shall remain exercisable throughout their entire term); all other Options granted hereunder shall be forfeited to the Company;

            (b) The Company shall deliver all Plan Shares which are Fully Paid as of the effective date of the Change in Control (the Plan Administrator shall have the authority to determine the number of Plan Shares which are Fully Paid as of such date subject to Section
            6.4 hereof, and to establish procedures for the delivery of such Shares to Participants), and all remaining Plan Shares shall be forfeited to the Company; and

            (c) Subject to the other provisions of this Plan, the Board of Directors shall have the authority to make any modifications to the Plan Shares and Options as are determined by the Board of Directors to be appropriate to accomplish the sections 11 (a) and (b) before the effective date of the Change in Control.



             ARTICLE 12. AMENDMENT, MODIFICATION AND TERMINATION

            12.1 Amendment. Modification and Termination. With the approval of the Board, at any time and from time to time, the Board of Directors may terminate, amend or modify the Plan. Any such termination shall be effective with respect to all subsequent Window Periods.

            12.2 Awards Previously Granted. No termination, amendment or modification of the Plan shall adversely affect in any material way any Plan Share previously purchased or Option previously granted under the Plan, without the written consent of the Participant holding such Plan Share or Option.

                             ARTICLE 13. WITHHOLDING

            13.1 Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, state, and local taxes (including the Participant's FICA obligation) required by law to be withheld with respect to any taxable event arising as a result of this Plan.

            13.2 Share Withholding. With respect to withholding required upon the exercise of Options, upon the purchase of Plan Shares, or upon any other taxable event hereunder, Participants may elect, subject to the approval of the Board of Directors, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax which could be imposed on the transaction. All elections shall be irrevocable, made in writing, signed by the Participant, and comply with all procedures established by the Board of Directors for Share withholding.

            In addition, subject to the approval of the Board of Directors, Participants may satisfy the tax withholding obligation arising as a result of any taxable event occurring hereunder, by remitting to the Plan Administrator previously held Shares having an aggregate Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax which could be imposed on the transaction; provided, however, that any Shares which are so tendered must have been beneficially owned by the Participant for at least six
(6) months prior to the date of their tender.



                           ARTICLE 14. INDEMNIFICATION

            Each person who is or shall have been a member of the Board of Directors, or the Plan Administrator, and each agent retained by the Plan Administrator, shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken in good faith or any good faith failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company's approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Certificate of Incorporation or By-Laws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.



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
                             ARTICLE 15. SUCCESSORS

            All obligations of the Company under the Plan, with respect to Plan Shares purchased and Options granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.



                         ARTICLE 16. LEGAL CONSTRUCTION

            16.1 Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular and the singular shall include the plural.

            16.2 Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

            16.3 Requirements of Law. The purchase of Plan Shares, the granting of Options, and the issuance of Shares under the Plan, shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

            16.4 Governing Law. To the extent not pre-empted by Federal law, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Pennsylvania.






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